                      SAXON ASSET SECURITIES TRUST 2000-2

                    MORTGAGE LOAN ASSET BACKED CERTIFICATES



                                 SERIES 2000-2



                                TRUST AGREEMENT


                           dated as of June 1, 2000


                                     among


                        SAXON ASSET SECURITIES COMPANY,

                                 as Depositor



                             SAXON MORTGAGE, INC.,

                              as Master Servicer


                                      and


                            BANKERS TRUST COMPANY,

                                  as Trustee

                               TABLE OF CONTENTS

Article I Definitions.................................................................................   9

 Section 1.01.  Standard Terms; Section References....................................................   9

 Section 1.02.  Defined Terms.........................................................................   9


Article II Formation of Trust; Conveyance of Mortgage Loans...........................................  41

 Section 2.01.  Conveyance of Mortgage Loans..........................................................  41

 Section 2.02.  Purchase of Subsequent Mortgage Loans.................................................  42

 Section 2.03.  Pre-Funding Account, Capitalized Interest Account, Reserve Accounts
                and Accumulation Account..............................................................  45

Article III Remitting to Certificateholders...........................................................  46

 Section 3.01.  Reserved..............................................................................  46

 Section 3.02.  Reserved..............................................................................  46

 Section 3.03.  Certificate Distributions.............................................................  46

 Section 3.04.  Reports to the Depositor and the Trustee:.............................................  53

 Section 3.05.  Reports by or on Behalf of the Master Servicer........................................  54


Article IV The Certificates...........................................................................  56

 Section 4.01.  The Certificates......................................................................  56

 Section 4.02.  Denominations.........................................................................  57


Article V Miscellaneous Provisions....................................................................  57

 Section 5.01.  Request for Opinions..................................................................  57

 Section 5.02.  Form of Certificates; Schedules and Exhibits; Governing Law...........................  57

 Section 5.03.  Optional Termination..................................................................  58

 Section 5.04.  Master Servicer; Certificate Registrar, Paying Agent and Calculation Agent............  58

 Section 5.05.  Master Servicer Termination Triggers..................................................  58

Schedule I:      The Mortgage Loans:        A.    Group I Mortgage Loans
                                            B.    Group II Mortgage Loans
                                            C.    PMI Loans

Schedule II:     Sales Agreement and Servicing Agreement

Schedule III:    Form of Subsequent Sales Agreement

Exhibit AF:      1:  Form of Class AF-1 Certificate
                 2:  Form of Class AF-2 Certificate
                 3:  Form of Class AF-3 Certificate
                 4:  Form of Class AF-4 Certificate
                 5:  Form of Class AF-5 Certificate
                 6:  Form of Class AF-6 Certificate

Exhibit MF:      1:  Form of Class MF-1 Certificate
                 2:  Form of Class MF-2 Certificate

Exhibit BF:      1:  Form of Class BF-1 Certificate
                 2:  Form of Class BF-2 Certificate

Exhibit AV       1:  Form of Class AV-1 Certificate

Exhibit MV:      1:  Form of Class MV-1 Certificate
                 2:  Form of Class MV-2 Certificate

Exhibit BV:      1:  Form of Class BV-1 Certificate
                 2:  Form of Class BV-2 Certificate

Exhibit A-IO:    1:  Form of Class A-IO Certificate

Exhibit P:       1:  Form of Class P-1 Certificate
                 2:  Form of Class P-2 Certificate

Exhibit C:           Form of Class C Certificate

Exhibit R:           Form of Class R Certificate

Exhibit I:           Reportable Exceptions

Exhibit J:           Form of Remittance Agency Agreement

Exhibit K:           Form of Security Release Certification

                                TRUST AGREEMENT

     THIS TRUST AGREEMENT dated as of June 1, 2000 (this "Agreement"), among SAXON ASSET SECURITIES COMPANY, a Virginia corporation (the "Depositor"), SAXON MORTGAGE, INC., a Virginia corporation, as Master Servicer (the "Master Servicer"), and BANKERS TRUST COMPANY, a New York corporation, as Trustee, under this Agreement and the Standard Terms to Trust Agreement (February 2000 Edition) (the "Standard Terms"), all the provisions of which, unless otherwise specified herein, are incorporated herein and shall be a part of this Agreement as if set forth herein in full (this Agreement with the Standard Terms so incorporated, the "Trust Agreement").

                             PRELIMINARY STATEMENT

    The Board of Directors of the Depositor has duly authorized the formation of a trust (the "Trust") to issue a series of asset backed certificates with an aggregate initial Certificate Principal Balance of $740,000,001 to be known as the Saxon Asset Securities Trust 2000-2, Mortgage Loan Asset Backed Certificates, Series 2000-2 (the "Certificates"). The Certificates in the aggregate evidence the entire beneficial ownership in the Trust. The Certificates consist of the following: the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-2, Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class BV-2, Class A-IO, Class PF-1, Class PV-1, Class C and Class R Certificates.

    In accordance with Section 10.01 of the Standard Terms, the Trustee will make elections to treat each of the segregated pools of assets described below as a real estate mortgage investment conduit (each a "REMIC" or, in the alternative, the POOLING REMIC, the SECOND-TIER REMIC, and the ISSUING REMIC. The Certificates, other than the Class R Certificates, represent ownership of the regular interests in the ISSUING REMIC for purposes of the REMIC Provisions. The Class R Certificates represents ownership of the sole class of residual interest in each of the POOLING REMIC, the SECOND-TIER REMIC, and the ISSUING REMIC for purposes of the REMIC Provisions. The ISSUING REMIC shall hold as its assets the several classes of uncertificated Lower Tier Interests in the SECOND-TIER REMIC, other than the Class LT2-R Interest, and each such Lower Tier Interest is hereby designated as a regular interest in the SECOND-TIER REMIC for purposes of the REMIC Provisions. The SECOND-TIER REMIC shall hold as its assets the several classes of uncertificated Lower Tier Interests in the POOLING REMIC, other than the Class LT1-R Interest, and each such Lower Tier Interest is hereby designated as a regular interest in the POOLING REMIC. The POOLING REMIC shall hold as its assets the property of the Trust Estate other than the Lower Tier Interests in the POOLING REMIC and the SECOND-TIER REMIC, the Prefunding Account, and the Capitalized Interest Account. The startup day for each REMIC created hereby for purposes of the REMIC Provisions is the Closing Date. In addition, for purposes of the REMIC Provisions, the latest possible maturity date for each regular interest in each REMIC created hereby is the latest date specified in Section 9.01 of the Standard Terms.

POOLING REMIC

     The following table sets forth (or describes) the class designation, interest rate, and principal amount for each class of the POOLING REMIC Lower Tier Interests.



     POOLING REMIC                    POOLING REMIC
                                       Lower Tier                Initial Class Principal
                                                                               ---------
   Lower Tier Class                   Interest Rate                       Amount
                                      -------------                       ------
     Designation
     -----------
Class LT1F-1                                (1)                         $401,980,253

Class LT1F-2                                (1)                            6,000,000

Class LT1F-3                                (1)                           15,000,000

Class LT1F-4                                (1)                            5,000,000

Class LT1F-5                        (1)                        4,000,000

Class LT1F-6                        (1)                        3,000,000

Class LT1F-7                        (1)                        3,000,000

Class LT1F-8                        (1)                        5,000,000

Class LT1F-9                        (1)                        2,000,000

Class LT1F-10                       (1)                        4,000,000

Class LT1F-11                       (1)                       41,000,000

Class LT1V-1                        (2)                      218,019,848

Class LT1V-2                        (2)                        4,000,000

Class LT1V-3                        (2)                        2,500,000

Class LT1V-4                        (2)                        1,500,000

Class LT1V-5                        (2)                        1,500,000

Class LT1V-6                        (2)                        1,500,000

Class LT1V-7                        (2)                        1,000,000

Class LT1V-8                        (2)                       20,000,000

Class LT1-R                         (3)                               (3)

(1) The interest rate with respect to any Distribution Date (and the related Accrual Period) for these Interests is a per annum rate equal to the weighted average of the Net Rates of the Mortgage Loans in Group I as of the first day of the calendar month immediately preceding the Distribution Date.

(2) The interest rate with respect to any Distribution Date (and the related Accrual Period) for these Interests is a per annum rate equal to the weighted average of the Net Rates of the Mortgage Loans in Group II as of the first day of the calendar month immediately preceding the Distribution Date.

(3) The Class LT1-R Interest is the sole class of residual interest in the POOLING REMIC. It does not have an interest rate or a principal balance.

  On each Distribution Date, interest is payable on each POOLING REMIC Lower Tier Regular Interest at the rate shown above.

  On each Distribution Date, all collections and other recoveries attributable to principal of the Mortgage Loans in Group I, and all Realized Losses attributable to the Mortgage Loans in Group I, shall be allocated first to the Class LT1F-1 Interest until its principal balance is reduced to zero, and then to each of the remaining Lower Tier Interests in the POOLING REMIC having a Class LT1F designation sequentially, in ascending numerical order, until the principal balance of each such Lower Tier Interest is reduced to zero.

  On each Distribution Date, all collections and other recoveries attributable to principal of the Mortgage Loans in Group II, and all Realized Losses attributable to the Mortgage Loans in Group II, shall be allocated first to the Class LT1V-1 Interest until its principal balance is reduced to zero, and then to each of the remaining Lower Tier Interests in the POOLING REMIC having a Class LT1V designation sequentially, in ascending numerical order, until the principal balance of each such Lower Tier Interest is reduced to zero.

  For any Distribution Date, prepayment penalties received with respect to the Mortgage Loans in Group I and Group II shall be allocated proportionally among the Lower Tier Interests in the POOLING REMIC in accordance with their relative principal balances immediately before such Distribution Date.

SECOND-TIER REMIC

     The following table sets forth (or describes) the class designation, interest rate, and principal amount for each class of the SECOND-TIER REMIC Lower Tier Interests.

  SECOND-TIER REMIC                SECOND-TIER REMIC                                                 Corresponding Class of
                                       Lower Tier                Initial Class Principal                 Certificates (or
                                                                               ---------
   Lower Tier Class                   Interest Rate                       Amount                            Components)
                                      -------------                       ------
      Designation
      -----------
Class LT2-D                                 (1)                           $244,990,126.50               N/A

Class LT2-AF-1                              (1)                             62,085,000.00               Class AF-1

Class LT2-AF-2                              (1)                             31,621,500.00               Class AF-2

Class LT2-AF-3                              (1)                             37,060,000.00               Class AF-3

Class LT2-AF-4                              (1)                             32,122,500.00               Class AF-4

Class LT2-AF-5                              (1)                             26,366,000.00               Class AF-5

Class LT2-AF-6                              (1)                             24,499,000.00               Class AF-6

Class LT2-MF-1                              (1)                             13,473,000.00               Class MF-1

Class LT2-MF-2                              (1)                              6,982,000.00               Class MF-2

Class LT2-BF-1                              (1)                              6,002,500.00               Class BF-1

Class LT2-BF-2                              (1)                              4,777,126.50               Class BF-2

Class LT2-IO-F1                             (2)                                    (2)                  Class A-IO-I

Class LT2-IO-F2                             (3)                                    (3)                  Class A-IO-I

Class LT2-IO-F3                             (4)                                    (4)                  Class A-IO-I

Class LT2-IO-F4                             (5)                                    (5)                  Class A-IO-I

Class LT2-IO-F5                             (6)                                    (6)                  Class A-IO-I

Class LT2-IO-F6                             (7)                                    (7)                  Class A-IO-I

Class LT2-IO-F7                             (8)                                    (8)                  Class A-IO-I

Class LT2-IO-F8                             (9)                                    (9)                  Class A-IO-I

Class LT2-IO-F9                            (10)                                       (10)              Class A-IO-I

Class LT2-IO-F10                           (11)                                       (11)              Class A-IO-I

Class LT2-Q                                (12)                               125,009,924               N/A

Class LT2-AV-1                             (12)                               104,883,500               Class AV-1

Class LT2-MV-1                             (12)                                 8,125,500               Class MV-1

Class LT2-MV-2                             (12)                                 6,000,000               Class MV-2

Class LT2-BV-1                             (12)                                 3,063,000               Class BV-1

Class LT2-BV-2                             (12)                                 2,937,924               Class BV-2

Class LT2-IO-V1                            (13)                                       (13)              Class A-IO-II

Class LT2-IO-V2                            (14)                                       (14)              Class A-IO-II

Class LT2-IO-V3                            (15)                                       (15)              Class A-IO-II

Class LT2-IO-V4                            (16)                                       (16)              Class A-IO-II

Class LT2-IO-V5                            (17)                                       (17)              Class A-IO-II

Class LT2-IO-V6                            (18)                                       (18)              Class A-IO-II

Class LT2-IO-V7                            (19)                                       (19)              Class A-IO-II

Class LT2-R                                (20)                                       (20)

(1) The interest rate with respect to any Distribution Date (and the related Accrual Period) for these Interests is a per annum rate equal to the Group I Net Rate.

(2) The Class LT2-IO F1 Interest has a notional principal balance of $6,000,000 and, for each Distribution Date up to and including the Distribution Date in September 2000, shall bear interest at a rate of 6% and shall not bear interest thereafter.

(3) The Class LT2-IO F2 Interest has a notional principal balance of $15,000,000 and, for each Distribution Date up to and including the Distribution Date in December 2000, shall bear interest at a rate of 6% and shall not bear interest thereafter.

(4) The Class LT2-IO F3 Interest has a notional principal balance of $5,000,000 and, for each Distribution Date up to and including the Distribution Date in March 2001, shall bear interest at a rate of 6% and shall not bear interest thereafter.

(5) The Class LT2-IO F4 Interest has a notional principal balance of $4,000,000 and, for each Distribution Date up to and including the Distribution Date in June 2001, shall bear interest at a rate of 6% and shall not bear interest thereafter.

(6) The Class LT2-IO F5 Interest has a notional principal balance of $3,000,000 and, for each Distribution Date up to and including the Distribution Date in September 2001, shall bear interest at a rate of 6% and shall not bear interest thereafter.

(7) The Class LT2-IO F6 Interest has a notional principal balance of $3,000,000 and, for each Distribution Date up to and including the Distribution Date in December 2001, shall bear interest at a rate of 6% and shall not bear interest thereafter.

(8) The Class LT2-IO F7 Interest has a notional principal balance of $5,000,000 and, for each Distribution Date up to and including the Distribution Date in March 2002, shall bear interest at a rate of 6% and shall not bear interest thereafter.

(9) The Class LT2-IO F8 Interest has a notional principal balance of $2,000,000 and, for each Distribution Date up to and including the Distribution Date in June 2002, shall bear interest at a rate of 6% and shall not bear interest thereafter.

(10) The Class LT2-IO F9 Interest has a notional principal balance of $4,000,000 and, for each Distribution Date up to and including the Distribution Date in September 2002, shall bear interest at a rate of 6% and shall not bear interest thereafter.

(11) The Class LT2-IO F10 Interest has a notional principal balance of $41,000,000 and, for each Distribution Date up to and including the Distribution Date in December 2002, shall bear interest at a rate of 6% and shall not bear interest thereafter.

(12) The interest rate with respect to any Distribution Date (and the related Accrual Period) for these Interests is a per annum rate equal to the Group II Net Rate.

(13) The Class LT2-IO V1 Interest has a notional principal balance of $4,000,000 and, for each Distribution Date up to and including the Distribution Date in September 2000, shall bear interest at a rate of 6% and shall not bear interest thereafter.

(14) The Class LT2-IO V2 Interest has a notional principal balance of $2,5000,000 and, for each Distribution Date up to and including the Distribution Date in December 2000, shall bear interest at a rate of 6% and shall not bear interest thereafter.

(15) The Class LT2-IO V3 Interest has a notional principal balance of $1,500,000 and, for each Distribution Date up to and including the Distribution Date in March 2001, shall bear interest at a rate of 6% and shall not bear interest thereafter.

(16) The Class LT2-IO V4 Interest has a notional principal balance of $1,500,000 and, for each Distribution Date up to and including the Distribution Date in June 2001, shall bear interest at a rate of 6% and shall not bear interest thereafter.

(17) The Class LT2-IO V5 Interest has a notional principal balance of $1,500,000 and, for each Distribution Date up to and including the Distribution Date in September 2001, shall bear interest at a rate of 6% and shall not bear interest thereafter.

(18) The Class LT2-IO V6 Interest has a notional principal balance of $1,000,000 and, for each Distribution Date up to and including the Distribution Date in December 2001, shall bear interest at a rate of 6% and shall not bear interest thereafter.

(19) The Class LT2-IO V7 Interest has a notional principal balance of $21,000,000 and, for each Distribution Date up to and including the Distribution Date in December 2002, shall bear interest at a rate of 6% and shall not bear interest thereafter.

(20) The Class LT2-R Interest is the sole class of residual interest in the SECOND-TIER REMIC. It does not have an interest rate or a principal balance.

     On each Distribution Date (and the related Accrual Period), a portion of the interest that accrues at the rate shown above on the Class LT2-D Interest shall be deferred and added to the principal balance of the Class LT2-D Interest. For any Distribution Date, the portion so deferred shall equal 50% of the increase occurring on such Distribution Date in the Group I Overcollateralization Amount. Interest so deferred shall be applied to make principal payments on the other Lower Tier Interests in the SECOND-TIER REMIC.

     On each Distribution Date (and the related Accrual Period), a portion of the interest that accrues at the rate shown above on the Class LT2-Q Interest shall be deferred and added to the principal balance of the Class LT2-Q Interest. For any Distribution Date, the portion so deferred shall equal 50% of the increase occurring on such Distribution Date in the Group II Overcollateralization Amount. Interest so deferred shall be applied to make principal payments on the other Lower Tier Interests in the SECOND-TIER REMIC.

     On each Distribution Date the Group I Principal Funds, the Group II Principal Funds, and any interest deferred on the Class LT2-D and Class LT2-Q Interests, and any Realized Losses, shall be allocated among the Lower Tier Interests in the SECOND-TIER REMIC in a manner such that immediately following such Distribution Date:

     (a) the principal balance of the Class LT2-AF-1 Interest equals 50% of the Class AF-1 Certificate Principal Balance;

     (b) the principal balance of the Class LT2-AF-2 Interest equals 50% of the Class AF-2 Certificate Principal Balance;

     (c) the principal balance of the Class LT2-AF-3 Interest equals 50% of the Class AF-3 Certificate Principal Balance;

     (d) the principal balance of the Class LT2-AF-4 Interest equals 50% of the Class AF-4 Certificate Principal Balance;

     (e) the principal balance of the Class LT2-AF-5 Interest equals 50% of the Class AF-5 Certificate Principal Balance;

     (f) the principal balance of the Class LT2-AF-6 Interest equals 50% of the Class AF-6 Certificate Principal Balance;

     (g) the principal balance of the Class LT2-MF-1 Interest equals 50% of the Class MF-1 Certificate Principal Balance;

     (h) the principal balance of the Class LT2-MF-2 Interest equals 50% of the Class MF-2 Certificate Principal Balance;

     (i) the principal balance of the Class LT2-BF-1 Interest equals 50% of the Class BF-1 Certificate Principal Balance;

     (j) the principal balance of the Class LT2-BF-2 Interest equals 50% of the sum of Class BF-2 Certificate Principal Balance and the Class PF-1 Certificate Principal Balance;

     (k) the principal balance of the Class LT2-AV-1 Interest equals 50% of the Class AV-1 Certificate Principal Balance;

     (l) the principal balance of the Class LT2-MV-1 Interest equals 50% of the Class MV-1 Certificate Principal Balance;

     (m) the principal balance of the Class LT2-MV-2 Interest equals 50% of the Class MV-2 Certificate Principal Balance;

     (n) the principal balance of the Class LT2-BV-1 Interest equals 50% of the Class BV-1 Certificate Principal Balance;

     (o) the principal balance of the Class LT2-BV-2 Interest equals 50% of the sum of the Class BV-2 Certificate Principal Balance and the Class PV-1 Certificate Principal Balance;

     (p) the principal balance of the Class LT2-D Interest equals the excess of the Assumed Principal Balance for Group I over the sum of the balances of the Class LT2-AF-1, Class LT2-AF-2, Class LT2-AF-3, Class LT2-AF-4, Class LT-2-AF-5, Class LT2-AF-6, Class LT2-MF-1, Class LT2-MF-2, Class LT2-BF-1, and Class LT2-BF-2 Interests; and

     (q) the principal balance of the Class LT2-Q Interest equals the excess of the Assumed Principal Balance for Group II over the sum of the balances of the Class LT2-AV-1, Class LT2-MV-1, Class LT2-MV-2, Class LT2-BV-1, and Class LT2-BV-2 Interests.

     For any Distribution Date, prepayment penalties received with respect to the Mortgage Loans in Group I shall be allocated to the Class LT2-BF-2 Interest and prepayment penalties received with respect to the Mortgage Loans in Group II shall be allocated to the Class LT2-BV-2 Interest.

ISSUING REMIC

     The following table sets forth (or describes) the class designation, interest rate, and principal amount for each class of the ISSUING REMIC Lower Tier Interests.




     ISSUING REMIC                    ISSUING REMIC
    Certificate (or                    Certificate               Initial Class Principal
    Component) Class                  Interest Rate                       Amount
                                      -------------                       ------
       Designation
       -----------
Class AF-1                                 (1)                         $124,170,000

Class AF-2                                 (2)                           63,243,000

Class AF-3                                 (3)                           74,120,000

Class AF-4                                 (4)                           64,245,000

Class AF-5                                 (5)                           52,732,000

Class AF-6                                 (6)                           48,998,000

Class MF-1                                 (7)                           26,949,000

Class MF-2                                 (8)                           13,964,000

Class BF-1                                 (9)                           12,005,000

Class BF-2                                (10)                            9,554,202

Class PF-1                                  0%                                   50

Class A-IO-I                              (11)                                  (11)

Class AV-1                                (12)                          209,767,000

Class MV-1                                (13)                           16,251,000

Class MV-2                                (14)                           12,000,000

Class BV-1                                (15)                            6,126,000

Class BV-2                                (16)                            5,875,798

Class PV-1                                  0%                                   50

Class A-IO-II                             (17)                                  (17)

Class C                                   (18)                                  (18)

Class R                                   (19)                                  (19)

(1)  The Class AF-1 Pass-Through Rate.

(2)  The Class AF-2 Pass Through Rate.

(3)  The Class AF-3 Pass Through Rate.

(4)  The Class AF-4 Pass Through Rate.

(5)  The Class AF-5 Pass Through Rate.

(6)  The Class AF-6 Pass Through Rate.

(7)  The Class MF-1 Pass Through Rate.

(8)  The Class MF-2 Pass Through Rate.

(9)  The Class BF-1 Pass Through Rate.

(10) The Class BF-2 Pass Through Rate.

(11) The Class A-I0-I Component does not have a principal balance. For any Distribution Date, the Class A-IO-I Component shall be entitled to all interest payable for such date with respect to the Class LT2-IO-F1, Class LT2-IO-F2, Class LT2-IO-F3, Class LT2-IO-F4, Class LT2-IO-F5, Class LT2-IO-F6, Class LT2-IO-F7, Class LT2-IO-F8, Class LT2-IO-F9, and Class LT2-IO-F10 Interests.

(12) The Class AV-1 Pass-Through Rate.

(13) The Class MV-1 Pass-Through Rate.

(14) The Class MV-2 Pass-Through Rate.

(15) The Class BV-1 Pass-Through Rate.

(16) The Class BV-2 Pass-Through Rate.

(17) The Class A-IO-II Component does not have a principal balance. For any Distribution Date, the Class A-IO-II Component shall be entitled to all interest payable for such date with respect to the Class LT2-IO-V1, Class LT2-IO-V2, Class LT2-IO-V3, Class LT2-IO-V4, Class LT2-IO-V5, Class LT2-IO-V6, and Class LT2-IO-V7 Interests.

(18) The Class C Certificate does not have a principal balance. For any Distribution Date (and the related Accrual Period) the Class C Certificate shall have a notional principal balance equal to the Assumed Principal Balance of Group I, and shall accrue interest on such notional principal balance at a rate equal to the excess of the Group I Net Rate over the product of (a) 2, and (b) the Adjusted Group I Net Rate. Interest that accrues on the Class C Certificate will be deferred to the extent such interest is applied to increase the Group I Overcollateralization Amount or the Group II Overcollateralization Amount. Any interest so deferred shall not itself bear interest.

(19) The Class R Certificate evidences ownership of the Class LT1-R and Class LT2-R Interests and also represents the sole class of residual interest in the ISSUING REMIC. It does not have an interest rate or a principal balance.

For any Distribution Date, interest, principal, prepayment premiums, and realized losses shall be allocated among the Certificates ( and Components) in the manner set out in Section 3.03.

    NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Master Servicer and the Trustee agree as follows:

                                   Article I
                                  Definitions

     Section 1.01.  Standard Terms; Section References.

     (a) (i) The Standard Terms prescribe the duties, responsibilities and obligations of the Depositor, the Master Servicer and the Trustee with respect to the Certificates. The Depositor, the Master Servicer and the Trustee agree to observe and perform such duties, responsibilities and obligations to the extent they are not inconsistent with the provisions of this Agreement and acknowledge that, except to the extent inconsistent with the provisions of this Agreement, the Standard Terms as of the Closing Date, as modified by Sections 1.01 and 1.02 hereof, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

     (ii) With respect to any inconsistency between the provisions of Section 2.02(b)(A) through 2.02(b)(G) of the Standard Terms and the provisions of
Section 2.3 of the Standard Terms to Custody Agreement relating to this Agreement, the provisions of the latter shall control.

     (b) Unless otherwise specified herein, all references in this Agreement to sections shall mean sections contained in this Agreement.

     Section 1.02.  Defined Terms.

     Capitalized terms used but not defined in this Agreement shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms. In addition, the following provisions shall govern the defined terms set forth below for the Trust Agreement. If a term defined in the Standard Terms is also defined herein, the definition herein shall control.

     "Accrual Period": With respect to the Group I Certificates (other than the Class AF-1 Certificates) and the Class A-IO Certificates and each Lower Tier Interest and any Distribution Date, the calendar month immediately preceding such Distribution Date; a "calendar month" shall be deemed to be 30 days. With respect to the Class AF-1 Certificates and the Group II Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing
Date) and ending on the day immediately preceding the current Distribution Date. All calculations of interest on the Group I Certificates (other than the Class AF-1 Certificates) and the Class A-IO Certificates will be made on the basis of a 360-day year assumed to consist of twelve 30-day months and all calculations of interest on the Class AF-1 Certificates and the Group II Certificates will be made on the basis of the actual number of days elapsed in the related Accrual Period and a year of 360 days.

     "Adjusted Group I Net Rate":  For any Distribution Date (and the related
                                -
Accrual Period), the weighted average of the interest rates on the Class LT2-D, Class LT2-AF-1, Class LT2-AF-2, Class LT2-AF-3, Class LT2-AF-4, Class LT2-AF-5, Class LT2-AF-6, Class LT2-MF-1, Class LT2-MF-2, Class LT2-BF-1, and Class LT2-BF-2,
computed for this purpose by limiting the interest rate payable on the Class LT2-D Interest at zero and the rate payable on each of the other above-listed Lower Tier Interests in the SECOND-TIER REMIC to a rate that corresponds to the rate payable for such Distribution Date on the Corresponding Class of Certificates.

     "A-I0-I Adjusted Rate": As of any Distribution Date, the per annum rate equal to the product of the Class A-I0 Pass Through Rate and a fraction, the numerator of which is the Class A-I0-I Component Notional Principal Balance for such Distribution Date, and the denominator of which is the aggregate principal balance of the Mortgage Loans in Group I (before giving effect to any distributions on such Distribution Date).

     "A-I0-II Adjusted Rate": As of any Distribution Date, the per annum rate equal to the amount distributable in respect of the Class A-I0-II Component for such Distribution Date divided by (x) the Group II Certificate Principal Balance divided by (y) the actual number of days in the related Accrual Period and (z) multiplied by 360.

     "Assumed Investment Rate":  3.00% per annum.

     "Assumed Principal Balance": As of any Distribution Date and for each group of Mortgage Loans, the sum of:

     (i) the aggregate Scheduled Principal Balances of the related Mortgage Loans as of such Distribution Date, plus

     (ii) the aggregate amount on deposit in the Pre-Funding Account (less all amounts representing investment earnings thereon).

     "Book-Entry Certificates": The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-2, Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class BV-2 and Class A-IO Certificates except to the extent provided in Section 5.03 of the Standard Terms.

     "Calculation Agent": Bankers Trust Company, a New York corporation, and its successors and assigns in such capacity.

     "Capitalized Interest Account": The account created and maintained with the Paying Agent by the Trust pursuant to Section 2.03.

     "Capitalized Interest Requirement": As to any Distribution Date to and including the Distribution Date immediately following the end of the Funding Period, the sum of:

     (i) the product of (x) the excess of the Group I Pre-Funded Amount on the Closing Date over the Principal Balance of any Group I Subsequent Mortgage Loan transferred to the Trust prior to such Distribution Date if such loan has a monthly payment that will be included in the amounts distributed for such Distribution Date, and
            (y) the weighted average of the Net Rates for the Mortgage Loans in Group I, and

     (ii) the product of (x) the excess of the Group II Pre-Funded Amount on the Closing Date over the Principal Balance of any Group II Subsequent Mortgage Loan transferred to the Trust prior to such Distribution Date if such loan has a monthly payment that will be included in the amounts distributed for such Distribution Date, and
            (y) the weighted average of the Net Rates for the Mortgage Loans in Group II.

     "Certificate": Any of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-2, Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class BV-2, Class A-IO, Class PF-1, Class PV-1, Class C and Class R Certificates.

     "Certificate Registrar": Bankers Trust Company, a New York corporation, and its successors and assigns in such capacity.

     "Certificate Definitions":

     "Group I Certificates"

     "Class AF-1 Available Funds Cap": As of any Distribution Date, the product of (A) the Group I Net Rate for such Distribution Date and (B) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

     "Class AF-1 Certificate": Any Certificate designated as a "Class AF-1 Certificate" on the face thereof, in the form of Exhibit AF-1 hereto, representing the right to distributions as set forth herein.

     "Class AF-1 Certificate Principal Balance": The Certificate Principal Balance of the Class AF-1 Certificates.

     "Class AF-1 Current Interest": With respect to any Distribution Date, the interest accrued on the Class AF-1 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class AF-1 Pass-Through Rate plus any amount previously distributed with respect to interest for Class AF-1 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

     "Class AF-1 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

     (i)    the excess of:

            (A) Class AF-1 Current Interest with respect to prior Distribution
                Dates over

            (B) the amount actually distributed to Class AF-1 with respect to interest on such prior Distribution Dates and

     (ii) interest thereon at the Class AF-1 Pass-Through Rate for the related Accrual Period.

     "Class AF-1 Pass-Through Rate": With respect to any Distribution Date, the lesser of:

     (x) One Month LIBOR plus 0.150% per annum and

     (y) the Class AF-1 Available Funds Cap for such Distribution Date.

     "Class AF-2 Certificate": Any Certificate designated as a "Class AF-2 Certificate" on the face thereof, in the form of Exhibit AF-2 hereto, representing the right to distributions as set forth herein.

     "Class AF-2 Certificate Principal Balance": The Certificate Principal Balance of the Class AF-2 Certificates.

     "Class AF-2 Current Interest": With respect to any Distribution Date, the interest accrued on the Class AF-2 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class AF-2 Pass-Through Rate plus any amount previously distributed with respect to interest for Class AF-2 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

     "Class AF-2 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

     (i)    the excess of:

               (A) Class AF-2 Current Interest with respect to prior
                   Distribution Dates over

               (B) the amount actually distributed to Class AF-2 with respect to interest on such prior Distribution Dates and

     (ii) interest thereon at the Class AF-2 Pass-Through Rate for the related Accrual Period.

     "Class AF-2 Pass-Through Rate": With respect to each Distribution Date, the lesser of:

     (x) 7.965% per annum and

     (y) the Group I Net Rate for such Distribution Date.

     "Class AF-3 Certificate": Any Certificate designated as a "Class AF-3 Certificate" on the face thereof, in the form of Exhibit AF-3 hereto, representing the right to distributions as set forth herein.

     "Class AF-3 Certificate Principal Balance": The Certificate Principal Balance of the Class AF-3 Certificates.

     "Class AF-3 Current Interest": With respect to any Distribution Date, the interest accrued on the Class AF-3 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class AF-3 Pass-Through Rate plus any amount previously distributed with respect to interest for Class AF-3 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

     "Class AF-3 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

     (i)    the excess of:

               (A) Class AF-3 Current Interest with respect to prior
                   Distribution Dates over

               (B) the amount actually distributed to Class AF-3 with respect to interest on such prior Distribution Dates and

     (ii) interest thereon at the Class AF-3 Pass-Through Rate for the related Accrual Period.

     "Class AF-3 Pass-Through Rate": With respect to each Distribution Date, the lesser of:

     (x) 8.051% per annum and

     (y) the Group I Net Rate for such Distribution Date.

     "Class AF-4 Certificate": Any Certificate designated as a "Class AF-4 Certificate" on the face thereof, in the form of Exhibit AF-4 hereto, representing the right to distributions as set forth herein.

     "Class AF-4 Certificate Principal Balance": The Certificate Principal Balance of the Class AF-4 Certificates.

     "Class AF-4 Current Interest": With respect to any Distribution Date, the interest accrued on the Class AF-4 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class AF-4 Pass-Through Rate plus any amount previously distributed with respect to interest for Class AF-4 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

     "Class AF-4 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

     (i)    the excess of:

               (A) Class AF-4 Current Interest with respect to prior
                   Distribution Dates over

               (B) the amount actually distributed to Class AF-4 with respect to interest on such prior Distribution Dates and

     (ii) interest thereon at the Class AF-4 Pass-Through Rate for the related Accrual Period.

     "Class AF-4 Pass-Through Rate": With respect to each Distribution Date, the lesser of :

     (x) 8.234% per annum and

     (y) the Group I Net Rate for such Distribution Date.

     "Class AF-5 Certificate": Any Certificate designated as a "Class AF-5 Certificate" on the face thereof, in the form of Exhibit AF-5 hereto, representing the right to distributions as set forth herein.

     "Class AF-5 Certificate Principal Balance": The Certificate Principal Balance of the Class AF-5 Certificates.

     "Class AF-5 Current Interest": With respect to any Distribution Date, the interest accrued on the Class AF-5 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class AF-5 Pass-Through Rate plus any amount previously distributed with respect to interest for Class AF-5 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

     "Class AF-5 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

     (i)    the excess of:

               (A) Class AF-5 Current Interest with respect to prior
                   Distribution Dates over

               (B) the amount actually distributed to Class AF-5 with respect to interest on such prior Distribution Dates and

     (ii) interest thereon at the Class AF-5 Pass-Through Rate for the related Accrual Period.

     "Class AF-5 Pass-Through Rate": With respect to each Distribution Date, the lesser of:

     (x) 8.483% per annum plus, after the Initial Optional Termination Date, 0.50% and

     (y) the Group I Net Rate for such Distribution Date.

     "Class AF-6 Certificate": Any Certificate designated as a "Class AF-6 Certificate" on the face thereof, in the form of Exhibit AF-6 hereto, representing the right to distributions as set forth herein.

     "Class AF-6 Certificate Principal Balance": The Certificate Principal Balance of the Class AF-6 Certificates.

     "Class AF-6 Current Interest": With respect to any Distribution Date, the interest accrued on the Class AF-6 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class AF-6 Pass-Through Rate plus any amount previously distributed with respect to interest for Class AF-6 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

     "Class AF-6 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

     (i)    the excess of:

               (A) Class AF-6 Current Interest with respect to prior
                   Distribution Dates over

               (B) the amount actually distributed to Class AF-6 with respect to interest on such prior Distribution Dates and

          (ii) interest thereon at the Class AF-6 Pass-Through Rate for the related Accrual Period.

          "Class AF-6 Pass-Through Rate": With respect to each Distribution Date, the lesser of:

          (x) 7.971% per annum and

          (y) the Group I Net Rate for such Distribution Date.

          "Class AF-6 Principal Distribution Amount": With respect to any Distribution Date, the lesser of (x) the product of:

          (i) a fraction the numerator of which is the Class AF-6 Certificate Principal Balance and the denominator of which is the Group I Class A Certificate Principal Balance, in each case immediately prior to such Distribution Date,

          (ii) the Group I Class A Principal Distribution Amount for such Distribution Date and

          (iii) the applicable percentage for such Distribution Date set forth below:

               Distribution Date                    Percentage
               -----------------                    ----------
            July 2000 - June 2003                        0%

            July 2003 - June 2005                       45%

            July 2005 - June 2006                       80%

            July 2006 - June 2007                      100%

            July 2007 and thereafter                   300%

          and (y) the Group I Class A Principal Distribution Amount.

          "Class MF-1 Applied Realized Loss Amount": As to any Distribution Date, the sum of the Realized Losses with respect to Group I which have been applied in reduction of the Certificate Principal Balance of the Class MF-1 Certificates pursuant to Section 3.03(n)(iv) hereof.

          "Class MF-1 Certificate": Any Certificate designated as a "Class MF-1 Certificate" on the face thereof, in the form of Exhibit MF-1 hereto, representing the right to distributions as set forth herein.

          "Class MF-1 Certificate Principal Balance": The Certificate Principal Balance of the Class MF-1 Certificates less any Class MF-1 Applied Realized Loss Amount.

          "Class MF-1 Current Interest": With respect to any Distribution Date, the interest accrued on the Class MF-1 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class MF-1 Pass-Through Rate plus any amount previously distributed with respect to interest for Class MF-1 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

          "Class MF-1 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

          (i) the excess of

                    (A) Class MF-1 Current Interest with respect to prior
                        Distribution Dates over

                    (B) the amount actually distributed to Class MF-1 with
                        respect to interest on such prior Distribution Dates and

          (ii) interest thereon at the Class MF-1 Pass-Through Rate for the related Accrual Period.

          "Class MF-1 Pass-Through Rate": With respect to each Distribution Date, the lesser of

          (x) 8.370% per annum plus, after the Initial Optional Termination Date, 0.50% and

          (y) the Group I Net Rate for such Distribution Date.

          "Class MF-1 Unpaid Realized Loss Amount": As to any Distribution Date, the excess of:

          (i)  the Class MF-1 Applied Realized Loss Amount over

          (ii) the sum of all distributions in reduction of the Class MF-1 Applied Realized Loss Amount on all previous Distribution Dates pursuant to Section 3.03(e)(iii) hereof.

          "Class MF-2 Applied Realized Loss Amount": As to any Distribution Date, the sum of the Realized Losses with respect to Group I which have been applied in reduction of the Certificate Principal Balance of the Class MF-2 Certificates pursuant to Section 3.03(n)(iii) hereof.

          "Class MF-2 Certificate": Any Certificate designated as a "Class MF-2 Certificate" on the face thereof, in the form of Exhibit MF-2 hereto, representing the right to distributions as set forth herein.

          "Class MF-2 Certificate Principal Balance": The Certificate Principal Balance of the Class MF-2 Certificates less any Class MF-2 Applied Realized Loss Amount.

          "Class MF-2 Current Interest": With respect to any Distribution Date, the interest accrued on the Class MF-2 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class MF-2 Pass-Through Rate plus any amount previously distributed with respect to interest for Class MF-2 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

          "Class MF-2 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

          (i) the excess of:

                  (A) Class MF-2 Current Interest with respect to prior
                      Distribution Dates over

                  (B) the amount actually distributed to Class MF-2 with respect to interest on such prior Distribution Dates and

          (ii) interest thereon at the Class MF-2 Pass-Through Rate for the related Accrual Period.

          "Class MF-2 Pass-Through Rate": With respect to each Distribution Date, the lesser of:

          (x) 8.664% per annum plus, after the Initial Optional Termination Date, 0.50% and

          (y) the Group I Net Rate for such Distribution Date.

          "Class MF-2 Unpaid Realized Loss Amount": As to any Distribution Date, the excess of:

          (i)  the Class MF-2 Applied Realized Loss Amount over

          (ii) the sum of all distributions in reduction of the Class MF-2 Applied Realized Loss Amount on all previous Distribution Dates pursuant to Section 3.03(e)(v) hereof.

          "Class BF-1 Applied Realized Loss Amount": As to any Distribution Date, the sum of the Realized Losses with respect to Group I which have been applied in reduction of the Certificate Principal Balance of the Class BF-1 Certificates pursuant to Section 3.03(n)(ii) hereof.

          "Class BF-1 Certificate": Any Certificate designated as a "Class BF-1 Certificate" on the face thereof, in the form of Exhibit BF-1 hereto, representing the right to distributions as set forth herein.

          "Class BF-1 Certificate Principal Balance": The Certificate Principal Balance of the Class BF-1 Certificates less any Class BF-1 Applied Realized
Loss Amount.

          "Class BF-1 Current Interest": With respect to any Distribution Date, the interest accrued on the Class BF-1 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class BF-1 Pass-Through Rate plus any amount previously distributed with respect to interest for Class BF-1 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

          "Class BF-1 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

          (i)  the excess of:

                  (A) Class BF-1 Current Interest with respect to prior
                      Distribution Dates over

                  (B) the amount actually distributed to Class BF-1 with respect to interest on such prior Distribution Dates and

          (ii) interest thereon at the Class BF-1 Pass-Through Rate for the related Accrual Period.

          "Class BF-1 Pass-Through Rate": With respect to each Distribution Date, the lesser of:

          (x) 8.700% per annum and

          (y) the Group I Net Rate for such Distribution Date.

          "Class BF-1 Unpaid Realized Loss Amount": As to any Distribution Date, the excess of:

          (i)  the Class BF-1 Applied Realized Loss Amount over

          (ii) the sum of all distributions in reduction of the Class BF-1 Applied Realized Loss Amount on all previous Distribution Dates pursuant to Section 3.03(e)(vii) hereof.

          "Class BF-2 Applied Realized Loss Amount": As to any Distribution Date, the sum of the Realized Losses with respect to Group I which have been applied in reduction of the Certificate Principal Balance of the Class BF-2 Certificates pursuant to Section 3.03(n)(i) hereof.

          "Class BF-2 Certificate": Any Certificate designated as a "Class BF-2 Certificate" on the face thereof, in the form of Exhibit BF-2 hereto, representing the right to distributions as set forth herein.

          "Class BF-2 Certificate Principal Balance": The Certificate Principal Balance of the Class BF-2 Certificates less any Class BF-2 Applied Realized Loss Amount.

          "Class BF-2 Current Interest": With respect to any Distribution Date, the interest accrued on the Class BF-2 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class BF-2 Pass-Through Rate plus any amount previously distributed with respect to interest for Class BF-2 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

          "Class BF-2 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

          (i)  the excess of:

                 (A) Class BF-2 Current Interest with respect to prior
                     Distribution Dates over

                 (B) the amount actually distributed to Class BF-2 with respect to interest on such prior Distribution Dates and

          (ii) interest thereon at the Class BF-2 Pass-Through Rate for the related Accrual Period.

          "Class BF-2 Pass-Through Rate": With respect to each Distribution Date, the lesser of:

          (x) 8.700% per annum and

          (y) the Group I Net Rate for such Distribution Date.

          "Class BF-2 Unpaid Realized Loss Amount": As to any Distribution Date, the excess of:

          (i)  the Class BF-2  Applied Realized Loss Amount over

          (ii) the sum of all distributions in reduction of the Class BF-2 Applied Realized Loss Amount on all previous Distribution Dates pursuant to Section 3.03(e)(ix) hereof.

          "Class PF-1 Accumulation Account":   The account or accounts created
and maintained for the Trust pursuant to Section 2.03 hereof.

          "Class PF-1 Certificate": Any Certificate designated as a "Class PF-1 Certificate" on the face thereof, in the form of Exhibit PF-1 hereto, representing the right to distributions as set forth herein.

          "Class PF-1 Certificate Principal Balance": The Certificate Principal Balance of the Class PF-1 Certificates, which is initially $50.

          "Class PF-1 Prepayment Support Amount":   As to each Distribution Date
on which the Class BF-2 Certificate Principal Balance or Class BV-2 Certificate Principal Balance are greater than zero, all prepayment penalties with respect to the Mortgage Loans in Group I collected during the related Due Period.

          "Class PF-1 Reserve Account": The account or accounts created and maintained for the Trust pursuant to Section 2.03 hereof.

          "Group II Certificates"

          "Class AV-1 Certificate": Any Certificate designated as a "Class AV-1 Certificate" on the face thereof, in the form of Exhibit AV-1 hereto, representing the right to distributions as set forth herein.

          "Class AV-1 Certificate Principal Balance": The Certificate Principal Balance of the Class AV-1 Certificates.

          "Class AV-1 Certificates Carryover": If on any Distribution Date the Class AV-1 Pass-Through Rate is based upon the Group II Available Funds Cap, the excess of:

          (i) the amount of interest the Class AV-1 Certificates would be entitled to receive on such Distribution Date had the Class AV-1 Pass-Through Rate not been calculated based on the Group II Available Funds Cap (but not more than the weighted average of the Maximum Lifetime Mortgage Interest Rates on the Mortgage Loans in Group II less the Group II Servicing Fee Rate, the Group II Master Servicing Fee Rate, the A-IO-II Adjusted Rate and, with respect to each PMI Mortgage Loan, the PMI Premium Rate) over

          (ii) the amount of interest such Certificates received on such Distribution Date based on the Group II Available Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the Group II Available Funds Cap).

          "Class AV-1 Current Interest": With respect to any Distribution Date, the interest accrued on the Class AV-1 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class AV-1 Pass Through Rate plus any amount previously distributed with respect to interest for Class AV-1 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final, nonappealable order; provided, however, Class AV-1 Current Interest shall not include any Class AV-1 Certificates Carryover.

          "Class AV-1 Interest Carry Forward Amount": With respect to any Distribution Date, the sum of:

          (i)  the excess of:

                    (A) Class AV-1 Current Interest with respect to prior
                        Distribution Dates (excluding any Class AV-1
                        Certificates Carryover) over

                    (B) the amount actually distributed to Class AV-1 with
                        respect to interest (other than in respect of Class AV-1 Certificate Carryover) on such prior Distribution Dates and

          (ii) interest on such excess at the Class AV-1 Pass-Through Rate for the related Accrual Period.

          "Class AV-1 Pass-Through Rate": With respect to any Distribution Date, the lesser of:

          (x) One Month LIBOR plus, in the case of any Distribution Date on or prior to the Initial Optional Termination Date, 0.260% per annum, or in the case of any Distribution Date that occurs after the Initial Optional Termination Date, plus 0.520% per annum and

          (y) the Group II Available Funds Cap for such Distribution Date.

          "Class MV-1 Applied Realized Loss Amount": As to any Distribution Date, the sum of the Realized Losses with respect to Group II which have been applied in reduction of the Certificate Principal Balance of the Class MV-1 Certificates pursuant to Section 3.03(o)(iv) hereof.

          "Class MV-1 Certificate": Any Certificate designated as a "Class MV-1 Certificate" on the face thereof, in the form of Exhibit MV-1 hereto, representing the right to distributions as set forth herein.

          "Class MV-1 Certificate Principal Balance": The Certificate Principal Balance of the Class MV-1 Certificates less any Class MV-1 Applied Realized Loss Amount.

          "Class MV-1 Certificates Carryover": If on any Distribution Date the Class MV-1 Pass-Through Rate is based upon the Group II Available Funds Cap, the excess of:

          (i) the amount of interest the Class MV-1 Certificates would be entitled to receive on such Distribution Date had the Class MV-1 Pass-Through Rate not been calculated based on the Group II Available Funds Cap (but not more than the weighted average of the Maximum Lifetime Mortgage Interest Rates on the Mortgage Loans in Group II less the Group II

               Servicing Fee Rate, the Group II Master Servicing Fee Rate, the A-IO-II Adjusted Rate and, with respect to each PMI Mortgage Loan, the PMI Premium Rate) over

          (ii) the amount of interest such Certificates received on such Distribution Date based on the Group II Available Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the Group II Available Funds Cap).

          "Class MV-1 Current Interest": With respect to any Distribution Date, the interest accrued on the Class MV-1 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class MV-1 Pass Through Rate plus any amount previously distributed with respect to interest for Class MV-1 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final, nonappealable order; provided, however, Class MV-1 Current Interest shall not include any Class MV-1 Certificates Carryover.

          "Class MV-1 Interest Carry Forward Amount": With respect to any Distribution Date, the sum of:

          (i)  the excess of:

                    (A) Class MV-1 Current Interest with respect to prior
                        Distribution Dates (excluding any Class MV-1
                        Certificates Carryover) over

                    (B) the amount actually distributed to Class MV-1 with
                        respect to interest (other than in respect of Class MV-1 Certificate Carryover) on such prior Distribution Dates and

          (ii) interest on such excess at the Class MV-1 Pass-Through Rate for the related Accrual Period.

          "Class MV-1 Pass-Through Rate": With respect to any Distribution Date, the lesser of:

          (x) One Month LIBOR plus, in the case of any Distribution Date on or prior to the Initial Optional Termination Date, 0.580% per annum, or in the case of any Distribution Date that occurs after the Initial Optional Termination Date, plus 0.870% per annum and

          (y) the Group II Available Funds Cap for such Distribution Date.

          "Class MV-1 Unpaid Realized Loss Amount": As to any Distribution Date, the excess of:

          (i)  the Class MV-1 Applied Realized Loss Amount over

          (ii) the sum of all distributions in reduction of the Class MV-1 Applied Realized Loss Amount on all previous Distribution Dates pursuant to Section 3.03(f)(iii) hereof.

          "Class MV-2 Applied Realized Loss Amount": As to any Distribution Date, the sum of the Realized Losses with respect to Group II which have been applied in reduction of the Certificate Principal Balance of the Class MV-2 Certificates pursuant to Section 3.03(o)(iii) hereof.

          "Class MV-2 Certificate": Any Certificate designated as a "Class MV-2 Certificate" on the face thereof, in the form of Exhibit MV-2 hereto representing the right to distributions as set forth herein.

          "Class MV-2 Certificate Principal Balance": The Certificate Principal Balance of the Class MV-2 Certificates less any Class MV-2 Applied Realized Loss Amount.

          "Class MV-2 Certificates Carryover": If on any Distribution Date the Class MV-2 Pass-Through Rate is based upon the Group II Available Funds Cap, the excess of:

          (i) the amount of interest the Class MV-2 Certificates would be entitled to receive on such Distribution Date had the Class MV-2 Pass-Through Rate not been calculated based on the Group II Available Funds Cap (but not more than the weighted average of the Maximum Lifetime Mortgage Interest Rates on the Mortgage Loans in Group II less the Group II Servicing Fee Rate, the Group II Master Servicing Fee Rate, the A-IO-II Adjusted Rate and, with respect to each PMI Mortgage Loan, the PMI Premium Rate) over

          (ii) the amount of interest such Certificates received on such Distribution Date based on the Group II Available Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the Group II Available Funds Cap).

          "Class MV-2 Current Interest": With respect to any Distribution Date, the interest accrued on the Class MV-2 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class MV-2 Pass Through Rate plus any amount previously distributed with respect to interest for Class MV-2 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final, nonappealable order; provided, however, Class MV-2 Current Interest shall not include any Class MV-2 Certificates Carryover.

          "Class MV-2 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

          (i)  the excess of:

                    (A) Class MV-2 Current Interest with respect to prior
                        Distribution Dates (excluding any Class MV-2
                        Certificates Carryover) over

                    (B) the amount actually distributed to Class MV-2 with
                        respect to interest (other than in respect of Class MV-2 Certificate Carryover) on such prior Distribution Dates and

          (ii) interest on such excess at the Class MV-2 Pass-Through Rate for the related Accrual Period.

     "Class MV-2 Pass-Through Rate": With respect to any Distribution Date, the lesser of:

          (x) One Month LIBOR plus, in the case of any Distribution Date on or prior to the Initial Optional Termination Date, 0.950% per annum, or in the case of any Distribution Date that occurs after the Initial Optional Termination Date, plus 1.425% per annum and

          (y) the Group II Available Funds Cap for such Distribution Date.

     "Class MV-2 Unpaid Realized Loss Amount": As to any Distribution Date, the excess of:

          (i)  the Class MV-2  Applied Realized Loss Amount over

          (ii) the sum of all distributions in reduction of the Class MV-2 Applied Realized Loss Amount on all previous Distribution Dates pursuant to Section 3.03(f)(v) hereof.

     "Class BV-1 Applied Realized Loss Amount: As to any Distribution Date, the sum of the Realized Losses with respect to Group II which have been applied in reduction of the Certificate Principal Balance of the Class BV-1 Certificates pursuant to Section 3.03(o)(ii) hereof.

     "Class BV-1 Certificate": Any Certificate designated as a "Class BV-1 Certificate" on the face thereof, in the form of Exhibit BV-1 hereto representing the right to distributions as set forth herein.

     "Class BV-1 Certificate Principal Balance": The Certificate Principal Balance of the Class BV-1 Certificates less any Class BV-1 Applied Realized Loss Amount.

     "Class BV-1 Certificates Carryover": If on any Distribution Date the Class BV-1 Pass-Through Rate is based upon the Group II Available Funds Cap, the excess of:

          (i) the amount of interest the Class BV-1 Certificates would be entitled to receive on such Distribution Date had the Class BV-1 Pass-Through Rate not been calculated based on the Group II Available Funds Cap (but not more than the weighted average of the Maximum Lifetime Mortgage Interest Rates on the Mortgage Loans in Group II less the Group II Servicing Fee Rate, the Group II Master Servicing Fee Rate, the A-IO-II Adjusted Rate and, with respect to each PMI Mortgage Loan, the PMI Premium Rate) over

          (ii) the amount of interest such Certificates received on such Distribution Date based on the Group II Available Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the Group II Available Funds Cap).

     "Class BV-1 Current Interest": With respect to any Distribution Date, the interest accrued on the Class BV-1 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class BV-1 Pass Through Rate plus any amount previously distributed with respect to interest for Class BV-1 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final, nonappealable order; provided, however, Class BV-1 Current Interest shall not include any Class BV-1 Certificates Carryover.

     "Class BV-1 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

          (i)  the excess of:

                    (A) Class BV-1 Current Interest with respect to prior
                        Distribution Dates (excluding any Class BV-1
                        Certificates Carryover) over

                    (B) the amount actually distributed to Class BV-1 with
                        respect to interest (other than in respect of Class BV-1 Certificate Carryover) on such prior Distribution Dates and

          (ii) interest on such excess at the Class BV-1 Pass-Through Rate for the related Accrual Period.

     "Class BV-1 Pass-Through Rate": With respect to any Distribution Date, the lesser of:

          (x) One Month LIBOR plus, in the case of any Distribution Date on or prior to the Initial Optional Termination Date, 1.950% per annum, or in the case of any Distribution Date that occurs after the Initial Optional Termination Date, plus 2.925% per annum and

          (y) the Group II Available Funds Cap for such Distribution Date.

     "Class BV-1 Unpaid Realized Loss Amount": As to any Distribution Date, the excess of:

          (i)  the Class BV-1 Applied Realized Loss Amount over

          (ii) the sum of all distributions in reduction of the Class BV-1 Applied Realized Loss Amount on all previous Distribution Dates pursuant to Section 3.03(f)(vii) hereof.

     "Class BV-2 Applied Realized Loss Amount: As to any Distribution Date, the sum of the Realized Losses with respect to Group II which have been applied in reduction of the Certificate Principal Balance of the Class BV-2 Certificates pursuant to Section 3.03(o)(i) hereof.

     "Class BV-2 Certificate": Any Certificate designated as a "Class BV-2 Certificate" on the face thereof, in the form of Exhibit BV-2 hereto, representing the right to distributions as set forth herein.

     "Class BV-2 Certificate Principal Balance": The Certificate Principal Balance of the Class BV-2 Certificates less any Class BV-2 Applied Realized Loss Amount.

     "Class BV-2 Certificates Carryover": If on any Distribution Date the Class BV-2 Pass-Through Rate is based upon the Group II Available Funds Cap, the excess of:

          (i) the amount of interest the Class BV-2 Certificates would be entitled to receive on such Distribution Date had the Class BV-2 Pass-Through Rate not been calculated based on the Group II Available Funds Cap (but not more than the weighted average of the Maximum Lifetime Mortgage Interest Rates on the Mortgage Loans in Group II less the Group II Servicing Fee Rate, the Group II Master Servicing Fee Rate, the Class A-I0-II Adjusted Rate and, with respect to each PMI Mortgage Loan, the PMI Premium
               Rate) over

          (ii) the amount of interest such Certificates received on such Distribution Date based on the Group II Available Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the Group II Available Funds Cap).

     "Class BV-2 Current Interest": With respect to any Distribution Date, the interest accrued on the Class BV-2 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class BV-2 Pass Through Rate plus any amount previously distributed with respect to interest for Class BV-2 that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final, nonappealable order.

     "Class BV-2 Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

          (i)  the excess of:

                    (A) Class BV-2 Current Interest with respect to prior
                        Distribution Dates over

                    (B) the amount actually distributed to Class BV-2 with
                        respect to interest on such prior Distribution Dates and

          (ii) interest on such excess at the Class BV-2 Pass-Through Rate for the related Accrual Period.

     "Class BV-2 Pass-Through Rate": With respect to any Distribution Date, the lesser of:

          (x) One Month LIBOR plus 2.100% per annum and

          (y) the Group II Available Funds Cap for such Distribution Date.

     "Class BV-2 Unpaid Realized Loss Amount": As to any Distribution Date, the excess of:

          (i)  the Class BV-2 Applied Realized Loss Amount over

          (ii) the sum of all distributions in reduction of the Class BV-2 Applied Realized Loss Amount on all previous Distribution Dates pursuant to Section 3.03(f)(ix) hereof.

     "Class PV-1 Certificate": Any Certificate designated as a "Class PV-1 Certificate" on the face thereof, in the form of Exhibit PV-1 hereto, representing the right to distributions as set forth herein.

     "Class PV-1 Certificate Principal Balance": The Certificate Principal Balance of the Class PV-1 Certificates, which is initially $50.

     "Class PV-1 Prepayment Support Amount":   As to each Distribution Date on
which the Class BF-2 Certificate Principal Balance or Class BV-2 Certificate Principal Balance are greater than zero, all prepayment penalties with respect to the Mortgage Loans in Group II collected during the related Due Period.

     "Class PV-1 Reserve Account": The account or accounts created and maintained for the Trust pursuant to Section 2.03 hereof.

     "Class A-I0 Certificates": Any Certificate designated as a "Class A-I0 Certificate" on the face thereof, in the form of Exhibit A-I0 hereto, representing the right to distributions as set forth herein.

     "Class A-I0 Certificate Notional Principal Balance": The aggregate of the Class A-I0-I Component Notional Principal Balance and the Class A-I0-II Component Notional Principal Balance.

     "Class A-I0-I Component": The payment component of the Class A-I0 Certificates based upon the Class A-I0-I Component Notional Principal Balance.

     "Class A-I0-I Component Current Interest": With respect to any Distribution Date, the interest accrued on the Class A-IO-I Component Notional Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class A-I0 Pass-Through Rate plus any amount previously distributed with respect to interest for the Class A-I0-I Component that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

     "Class A-I0-I Component Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

          (i)  the excess of:

                    (A) Class A-I0-I Component Current Interest with respect to prior Distribution Dates over

                    (B) the amount actually distributed to Class A-I0-I Component with respect to interest on such prior Distribution Dates and

          (ii) interest thereon at the Class A-I0 Pass-Through Rate for the related Accrual Period.

    "Class A-I0-I Component Notional Principal Balance": With respect to each Distribution Date, the lesser of:

          (i) the Group I Assumed Principal Balance as of the beginning of the related Due Period, and

          (ii) an amount determined with reference to the following schedule:

                                                     Class A-I0-I
               Distribution Date                       Component
               -----------------                     ------------
               July 2000 - September 2000             $88,000,000
               October 2000 - December 2000            82,000,000
               January 2001 - March 2001               67,000,000
               April 2001 - June 2001                  62,000,000
               July 2001 - September 2001              58,000,000
               October 2001 - December 2001            55,000,000
               January 2002 - March 2002               52,000,000
               April 2002 - June 2002                  47,000,000
               July 2002 - September 2002              45,000,000
               October 2002 - December 2002            41,000,000
               January 2003 and thereafter                      0

     "Class A-I0-II Component": The payment component of the Class A-I0 Certificates based upon the Class A-I0-II Component Notional Principal Balance.

     "Class A-I0-II Component Current Interest": With respect to any Distribution Date, the interest accrued on the Class A-IO-II Component Notional Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class A-I0 Pass-Through Rate plus any amount previously distributed with respect to interest for the Class A-I0-II Component that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

     "Class A-I0-II Component Interest Carry Forward Amount": With respect to each Distribution Date, the sum of:

                 (i)  the excess of:

                         (A) Class A-I0-II Component Current Interest with respect to prior Distribution Dates over

                         (B) the amount actually distributed to Class A-I0-II Component with respect to interest on such prior Distribution Dates and

                 (ii) interest thereon at the Class A-I0 Pass-Through Rate for the related Accrual Period.

     "Class A-I0-II Component Notional Principal Balance": With respect to each Distribution Date, the lesser of


          (i) the Group II Assumed Principal Balance as of the beginning of the related Due Period, and

          (ii) an amount determined with reference to the following schedule:

                                                     Class A-I0-II
               Distribution Date                     Component
               -----------------                     ---------
               July 2000 - September 2000             $32,000,000
               October 2000 - December 2000            28,000,000
               January 2001 - March 2001               25,500,000
               April 2001 - June 2001                  24,000,000
               July 2001 - September 2001              22,500,000
               October 2001 - December 2001            21,000,000
               January 2002 - March 2002               20,000,000
               April 2002 - June 2002                  20,000,000
               July 2002 - September 2002              20,000,000
               October 2002 - December 2002            20,000,000
               January 2003 and thereafter                      0

     "Class A-I0 Pass-Through Rate": With respect to each Distribution Date, 6.000%.

     "Class": Any of Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-2, Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class BV-2, Class A-IO, Class PF-1, Class PV-1, Class C and Class R.

     "Class C Certificate": Any of the Certificates designated as a "Class C Certificate" on the face thereof, in the form of Exhibit C hereto representing the right to distributions as set forth herein.

     "Class C Distribution Amount": With respect to any Distribution Date, the interest that has accrued on the notional balance of the Class C Certificate for the related Accrual Period, and to the extent not distributed on prior Distribution Dates, the interest that has accrued in prior Accrual Periods, as described in the Preliminary Statement.

     "Class R Certificate": Any of the Certificates designated as a "Class R Certificate" on the face thereof, in the form of Exhibit R hereto and evidencing an interest designated as the "residual interest" in the Pooling, Second-Tier and Issuing REMICs for purposes of the REMIC Provisions.

     "Closing Date":  June 14, 2000.

     "Corresponding Class": With respect to any Lower Tier Interest in the Second Tier REMIC, the Class of Certificates (or components) that correspond to such interest in the manner described in the Preliminary Statement.

     "Current Interest": As to any Class (other than the Class A-I0 Certificates) or component, the definition therefor having the corresponding designation as such Class (other than the Class A-I0 Certificates) or component. As to the Class A-I0 Certificates, the sum for the related Distribution Date of Class A-I0-I Component Current Interest and Class A-I0-II Component Current Interest.

     "Custodian": Bankers Trust Company, and its successors and assigns in such capacity.

     "Cut-Off Date": As of the close of business on June 1, 2000 or on each Subsequent Cut-Off Date, as applicable.

     "Delinquent": A Mortgage Loan is "Delinquent" if any payment due thereon is not made by the close of business on the last day of the Prepayment Period immediately following the day such payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the last day of the Prepayment Period of the month immediately succeeding the month in which such payment was due. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

     "Designated Class":  There is no designated Class for purposes of Section
9.02 of the Standard Terms.

     "Distribution Account": The account or accounts created and maintained for the Trust pursuant to Section 3.02 hereof.

     "Distribution Amount": As to each Distribution Date and Class of Certificates, the aggregate amount to be distributed to such Class on such date pursuant to Section 3.03 hereof.

     "Distribution Date": The 25th day of each month, or the next Business Day if such 25th day is not a Business Day, commencing July 25, 2000.

     "Fitch": Fitch, Inc., and its successors (One State Street Plaza, 33rd Floor, New York, New York 10004).

     "Funding Period": The period commencing on the Closing Date and ending on the earliest to occur of:

          (i) the date on which the amount on deposit in the Pre-Funding Account (exclusive of any investment earnings) is less than $100,000,

          (ii)   the date on which an Event of Default occurs and

          (iii)  August 11, 2000.

    Group Definitions:

          "Group I": The pool of Mortgage Loans identified in the related Schedules of Mortgage Loans as having been assigned to Group I, including any Group I Subsequent Mortgage Loans and any Group I Qualified Substitute Mortgage Loans delivered in replacement thereof.

          "Group I Certificate": Any of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-2 and Class PF-1 Certificates.

         "Group I Certificate Principal Balance": The sum of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1 and Class BF-2 Certificate Principal Balances.

         "Group I Class A Certificate Principal Balance": The sum of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificate Principal Balances.

         "Group I Class A Principal Distribution Amount": With respect to any Distribution Date before the Group I Stepdown Date or as to which a Group I Trigger Event has occurred, 100% of the Group I Principal Distribution Amount for such Distribution Date and with respect to any Distribution Date on or after the Stepdown Date and as to which a Group I Trigger Event has not occurred, the excess of:

         (i) the Group I Class A Certificate Principal Balance immediately prior to such Distribution Date over

         (ii)  the lesser of:

               (A) 72.0% of the Assumed Principal Balance for the Mortgage Loans in Group I on the preceding Due Date and

               (B)  the positive excess, if any, of:

                         (I) the Assumed Principal Balance for the Mortgage Loans in Group I on the preceding Due Date over

                         (II) $2,449,901; provided, that if such excess is not a
                              positive number, such amount shall be deemed to equal zero.

         "Group I Class MF-1 Principal Distribution Amount": With respect to any Distribution Date on or after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect (subject to the proviso set forth in Section 3.03(c) hereof), the excess of:

         (i)   the sum of:

               (A) the Group I Class A Certificate Principal Balance (after giving effect to distributions on that date), and

               (B) the Class MF-1 Certificate Principal Balance immediately prior to such Distribution Date over

         (ii)  the lesser of:

               (A) 83.00% of the Assumed Principal Balance for the Mortgage Loans in Group I on the preceding Due Date, and

               (B)  the positive excess, if any, of:

                         (I) the Assumed Principal Balance for the Mortgage Loans in Group I on the preceding Due Date over

                         (II) $2,449,901; provided, that if such excess is not a positive number, such amount shall be deemed to equal zero.

         "Group I Class MF-2 Principal Distribution Amount": With respect to any Distribution Date on or after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect (subject to the proviso set forth in Section 3.03(c) hereof), the excess of:

         (i)   the sum of:

                    (A) the Group I Class A Certificate Principal Balance (after giving effect to distributions on that date),

                    (B) the Class MF-1 Certificate Principal Balance (after giving effect to distributions on that date), and

                    (C) the Class MF-2 Certificate Principal Amount immediately prior to such Distribution Date over

         (ii)  the lesser of:

                    (A) 88.70% of the Assumed Principal Balance for the Mortgage Loans in Group I on the preceding Due Date, and

                    (B)  the positive excess, if any, of:

                              (I)  the Assumed Principal Balance for the
                                   Mortgage Loans in Group I on the preceding
                                   Due Date over

                              (II) $2,449,901; provided, that if such excess is
                                   not a positive number, such amount shall be deemed to equal zero.

         "Group I Class BF-1 Principal Distribution Amount": With respect to any Distribution on and after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect (subject to the proviso set forth in Section 3.03(c) hereof), the excess of:

         (i)   the sum of:

                    (A) the Group I Class A Certificate Principal Balance (after giving effect to distributions on that date),

                    (B) the Class MF-1 Certificate Principal Balance (after giving effect to distributions on that date),

                    (C) the Class MF-2 Certificate Principal Balance (after giving effect to distributions on that date), and

                    (D) the Class BF-1 Certificate Principal Balance immediately prior to such Distribution Date over

         (ii)  the lesser of:

                    (A) 93.60% of the Assumed Principal Balance for the Mortgage Loans in Group I on the preceding Due Date, and

                    (B)  the positive excess, if any, of:

                         (I) the Assumed Principal Balance for the Mortgage Loans in Group I on the preceding Due Date over

                         (II) $2,449,901; provided, that if such excess is not a positive number, such amount shall be deemed to equal zero.

         "Group I Class BF-2 Principal Distribution Amount": With respect to any Distribution Date on and after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect (subject to the proviso set forth in Section 3.03(c) hereof), the excess of:

         (i) the sum of:

               (A) the Group I Class A Certificate Principal Balance (after giving effect to distributions on that date),

               (B) the Class MF-1 Certificate Principal Balance (after giving effect to distributions on that date),

               (C) the Class MF-2, Certificate Principal Balance (after giving effect to distributions on that date),

               (D) the Class BF-1 Certificate Principal Balance (after giving effect to distributions on that date), and

               (E) the Class BF-2 Certificate Principal Balance immediately prior to such Distribution Date over

         (i)   the lesser of:

               (A) 97.5% of the Assumed Principal Balance for the Mortgage Loans in Group I on the preceding Due Date, and

               (B)  the positive excess, if any, of:

                    (I) the Assumed Principal Balance for the Mortgage Loans in Group I on the preceding Due Date over

                    (II) $2,449,901; provided, that if such excess is not a
                         positive number, such amount shall be deemed to equal zero.

         "Group I Delinquency Percentage": For each Distribution Date and as to Group I, the Scheduled Principal Balance of the Mortgage Loans in Group I that, as of the last day of the related Prepayment Period, are 60 or more days Delinquent as a percentage of the Scheduled Principal Balance of the Mortgage Loans in Group I.

         "Group I Extra Principal Distribution Amount": To the extent of Group I Interest Funds pursuant to Section 3.03(a)(vii) and Group II Interest Funds available for the purpose pursuant to Section 3.03(b)(vii) hereof, an amount equal to the lesser of (x) excess interest funds pursuant to Section 3.03(e) and:

     (y) with respect to any Distribution Date, the excess of:

         (i)   the Group I Required Overcollateralization Amount over

         (ii) the Group I Overcollateralization Amount (assuming that all Group I Principal Funds are distributed as principal to the Group I Certificates on such date).

         "Group I Interest Funds": With respect to Group I and any Master Servicer Remittance Date, to the extent actually deposited in the Master Servicer Custodial Account, the sum, without duplication, of:

         (i) all scheduled interest collected during the related Due Period with respect to Group I less the Group I Servicing Fee, the Group I Master Servicing Fee and premiums and expenses associated with the PMI Policy,

         (ii)  all Advances relating to interest with respect to Group I,

         (iii) all Month End Interest with respect to Group I and

         (iv) Liquidation Proceeds with respect to Group I (to the extent such Liquidation Proceeds relate to interest) less all Non-Recoverable Advances relating to interest and expenses pursuant to Section
               6.03 of the Standard Terms.

    The Group I Interest Funds for any Distribution Date shall be increased by the pro rata portion for such Group (based on the amount on deposit in the Pre-Funding Account in respect of such Group) of the Capitalized Interest Requirement withdrawn from the Capitalized Interest Account for such Distribution Date.

         "Group I Master Servicing Fee": With respect to each Master Servicer Remittance Date, an amount payable (or allocable) to the Master Servicer equal to the product of one-twelfth of the Group I Master Servicing Fee Rate and the aggregate Scheduled Principal Balance of Group I on the first day of the Due Period preceding such Master Servicer Remittance Date.

         "Group I Master Servicing Fee Rate": 0.05% per annum.

         "Group I Net Rate": The excess of the weighted average Net Rate for Group I over the A-I0-I Adjusted Rate.

         "Group I Overcollateralization Amount": With respect to any Distribution Date the excess of the Assumed Principal Balance of the Mortgage Loans in Group I over the Group I Certificate Principal Balance after giving effect to principal distributions on such Distribution Date.

         "Group I Pre-Funded Amount": With respect to any Master Servicer Reporting Date, the amount remaining on deposit in the Pre-Funding Account with respect to Group I (exclusive of any Group I Pre-Funding Account Earnings).

         "Group I Pre-Funding Account Earnings": With respect to each Distribution Date to and including the date immediately preceding the Distribution Date immediately following the end of the Funding Period, Pre-Funding Account earnings with respect to the Group I Pre-Funded Amount.

         "Group I Principal Distribution Amount": With respect to any Distribution Date, the excess of:

         (A)   the sum of:

               (i)  the Group I Principal Funds and

               (ii) the Group I Extra Principal Distribution Amount over

         (B)   the Group I Released Principal Amount.

         "Group I Principal Funds": With respect to Group I and any Master Servicer Remittance Date, to the extent actually deposited in the Master Servicer Custodial Account, the sum, without duplication, of:

         (i) all scheduled principal with respect to Group I collected by the Servicer during the related Due Period or advanced on or before such Master Servicer Remittance Date,

         (ii) prepayments with respect to Group I collected by the Servicer in the related Prepayment Period,

         (iii) the Scheduled Principal Balance of each Mortgage Loan in Group I repurchased by the Depositor,

         (iv)  any Substitution Shortfall with respect to Group I and

         (v) all Liquidation Proceeds with respect to Group I collected by the Servicer during the related Due Period (to the extent such Liquidation Proceeds related to principal) less all non-recoverable Advances relating to principal with respect to Group I reimbursed during the related Due Period.

         "Group I Released Principal Amount": With respect to any Distribution Date

         (i)   if a Group I Subordinated Trigger Event exists, zero and

         (ii) if a Group I Subordinated Trigger Event does not exist, the amount by which the Group I Overcollateralization Amount (assuming for such purpose that all Group I Principal Funds for such Distribution Date are distributed as principal to the Group I Certificates) exceeds the Group I Required
               Overcollateralization Amount.

         "Group I Required Overcollateralization Amount": With respect to any Distribution Date:

         (i) prior to the Group I Stepdown Date, 1.25% of the Assumed Principal Balance for the Mortgage Loans in Group I as of the Cut-Off Date and

         (ii)  on and after the Group I Stepdown Date the greatest of:

               (x)  the lesser of:

                         (I) 1.25% of the Assumed Principal Balance for the Mortgage Loans in Group I as of the Cut-Off Date and

                         (II) 2.50% of the Assumed Principal Balance for the Mortgage Loans in Group I on the preceding Due Date, and

               (y) 0.50% of the Assumed Principal Balance for the Mortgage Loans in Group I as of the Cut-Off Date, and

               (z) if a Group I Trigger Event is in effect, the Group I Overcollateralization Amount as of the preceding Distribution Date.

         "Group I Servicing Fee": With respect to each Mortgage Loan in Group I and each Remittance Date, the product of:

         (x) one-twelfth of the Servicing Fee Rate and

         (y) the aggregate Scheduled Principal Balance of such Mortgage Loan as of the opening of business on the first day of the Due Period preceding such Remittance Date.

         "Group I Servicing Fee Rate": With respect to each Mortgage Loan in Group I, the fixed per annum rate payable to the Servicer as set out on
    Schedule IA to this Agreement.

         "Group I Stepdown Date": With respect to Group I, the earlier to occur of:

         (i)   the later to occur of:

               (A)  the Distribution Date in July 2003 and

               (B) the first Distribution Date on which the Group I Class A Certificate Principal Balance immediately prior to such Distribution Date (less the Group I Principal Funds for such Distribution Date) is less than or equal to 72.00% of the Assumed Principal Balance for Group I on such date, and

         (ii) the Distribution Date after which the Group I Class A Certificate Principal Balance has been reduced to zero.

         "Group I Subordinated Certificates": The Class MF-1, Class MF-2, Class BF-1, Class BF-2 and Class PF-1 Certificates.

         "Group I Subordinated Trigger Event": With respect to Group I, any Distribution Date after the Group I Stepdown Date on which:

         (a) Realized Losses since the Cut-Off Date with respect to the Mortgage Loans in Group I as a percentage of the Assumed Principal Balance for Group I as of the Cut-Off Date exceed the percentage set out below with respect to such Distribution Date:

         Distribution Date (inclusive)

         August 2003 - July 2004        1.40%
         August 2004 - July 2005        2.40
         August 2005 - July 2006        3.00
         August 2006 - July 2007        3.40
         August 2007 - July 2008        3.70
         August 2008 and thereafter     4.00

         and


         (b) the Scheduled Principal Balance of the Mortgage Loans in Group I that, as of such Distribution Date, are 60 or more days Delinquent as a percentage of the Assumed Principal Balance for Group I exceeds the percentage set out below with respect to such Distribution Date:

         Distribution Date (inclusive)

         August 2003 - July 2004        4.00%
         August 2004 - July 2005        4.00
         August 2005 - July 2006        6.50
         August 2006 - July 2007        6.50
         August 2007 - July 2008        8.00
         August 2008 and thereafter     8.00

         "Group I Subsequent Mortgage Loans": The Mortgage Loans in Group I sold to the Trust pursuant to Section 2.02 hereof, which shall be listed on the Schedule of Mortgage Loans attached to the related Subsequent Sales Agreement.

         "Group I Trigger Event": With respect to Group I and any Distribution Date after the Group I Stepdown Date, a Group I Trigger Event exists if two times the quotient of:

         (i) the Scheduled Principal Balances of all 60 or more days Delinquent Mortgage Loans (including Mortgage Loans subject to bankruptcy or foreclosure proceedings and REO Property) in Group I and

         (ii) the Assumed Principal Balance for Group I as of the preceding Master Servicer Remittance Date equals or exceeds 28.00%.

         "Group II": The pool of Mortgage Loans identified in the related Schedules of Mortgage Loans as having been assigned to Group II, including any Group II Subsequent Mortgage Loans and any Group II Qualified Substitute Mortgage Loans delivered in replacement thereof.

         "Group II Available Funds Cap": As of any Distribution Date, the per annum rate equal to:

          (w)  the Group II Net Rate for such Distribution Date multiplied by

          (x) a fraction the numerator of which is the principal balance of the Mortgage Loans in Group II, and the denominator of which is the Group II Certificate Principal Balance multiplied by

          (y) a fraction the numerator of which is 30, and the denominator of which is the actual number of days in the related Accrual Period.

         "Group II Certificate": Any of the Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class BV-2 and Class PV-1 Certificates.

         "Group II Certificate Principal Balance": The sum of the Class AV-1, Class MV-1, Class MV-2, Class BV-1 and Class BV-2 Certificate Principal Balances.

         "Group II Class A Certificate Principal Balance": The Class AV-1 Certificate Principal Balance.

         "Group II Class A Principal Distribution Amount": With respect to any Distribution Date before the Group II Stepdown Date or as to which a Group II Trigger Event has occurred, 100% of the Group II Principal Distribution Amount for such Distribution Date and with respect to any Distribution Date on or after the Stepdown Date and as to which a Group II Trigger Event has not occurred, the excess of:

         (i) the Group II Class A Certificate Principal Balance immediately prior to such Distribution Date over

         (ii)  the lesser of:

               (A) 65.00% of the Assumed Principal Balance for the Mortgage Loans in Group II on the preceding Due Date, and

               (B)  the positive excess, if any, of:

                         (I) the Assumed Principal Balance for the Mortgage Loans in Group II on the preceding Due Date over

                         (II) $1,250,099; provided, that if such excess if not a
               positive number, such amount shall be deemed to equal zero.

         "Group II Class MV-1 Principal Distribution Amount": With respect to any Distribution on and, after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect (subject to the proviso set forth in Section 3.03(d) hereof), the excess of:

         (i)   the sum of:

               (A) the Group II Class A Certificate Principal Balance (after giving effect to distributions on that date), and

               (B) the Class MV-1 Certificate Principal Balance immediately prior to such Distribution Date over

         (ii)  the lesser of:

               (A) 78.00% of the Assumed Principal Balance for the Mortgage Loans in Group II on the preceding Due Date, and

               (B)  the positive excess, if any, of:

                      (I) the Assumed Principal Balance for the Mortgage Loans in Group II on the preceding Due Date over

                      (II) $1,250,099; provided that if such excess if not a positive number, such amount shall be deemed to equal zero.

         "Group II Class MV-2 Principal Distribution Amount": With respect to any Distribution on and after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect (subject to the proviso set forth in Section 3.03(d) hereof), the excess of:

         (i)   the sum of:

               (A) the Group II Class A Certificate Principal Balance (after giving effect to distributions on that date),

               (B) the Class MV-1 Certificate Principal Balance (after giving effect to distributions on that date), and

               (C) the Class MV-2 Certificate Principal balance immediately prior to such Distribution Date over

         (ii)  the lesser of:

               (A) 87.60% of the Assumed Principal Balance for the Mortgage Loans in Group II on the preceding Due Date, and

               (B)  the positive excess, if any, of:

                      (I) the Assumed Principal Balance for the Mortgage Loans in Group II on the preceding Due Date over

                      (II) $1,250,099; provided that if such excess if not a positive number, such amount shall be deemed to equal zero.

         "Group II Class BV-1 Principal Distribution Amount": With respect to any Distribution Date on and after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect (subject to the proviso set forth in Section 3.03(d) hereof), the excess of:

         (i)   the sum of:

               (A) the Group II Class A Certificate Principal Balance (after giving effect to distributions on that date),

               (B) the Class MV-1 Certificate Principal Balance(after giving effect to distributions on that date),

               (C) the Class MV-2 Certificate Principal Balance (after giving effect to distributions on that date), and

               (D) the Class BV-1 Certificate Principal Balance immediately prior to such Distribution Date over

         (ii)  the lesser of:

               (A) 92.50% of the Assumed Principal Balance for the Mortgage Loans in Group II on the preceding Due Date, and

               (B)  the positive excess, if any, of:

                         (I) the Assumed Principal Balance for the Mortgage Loans in Group II on the preceding Due Date over

                         (II) $1,250,099; provided that if such excess if not a positive number, such amount shall be deemed to equal zero.

         "Group II Class BV-2 Principal Distribution Amount": With respect to any Distribution Date on and after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect (subject to the proviso set forth in Section 3.03(d) hereof), the excess of:

         (i)   the sum of:

               (A) the Group II Class A Certificate Principal Balance (after giving effect to distributions on that date),

               (B) the Class MV-1 Certificate Principal Balance (after giving effect to distributions on that date),

               (C) the Class MV-2 Certificate Principal Balance (after giving effect to distributions on that date),

               (D) the Class BV-1 Certificate Principal Balance (after giving effect to distributions on that date), and

               (E) the Class BV-2 Certificate Principal Balance immediately prior to such Distribution Date over

         (ii)  the lesser of:

               (A) 97.2% of the Assumed Principal Balance for the Mortgage loans in Group II on the preceding Due Date, and

               (B)  the positive excess, if any, of:

                         (I) The Assumed Principal Balance for the Mortgage Loans in Group II on the preceding Due Date over

                         (II) $1,250,099 ; provided that if such excess if not a
                              positive number, such amount shall be deemed to equal zero.

         "Group II Delinquency Percentage": For each Distribution Date and as to Group II , the Scheduled Principal Balance of the Mortgage Loans in Group II that, as of the last day of the related Prepayment Period, are 60 or more days Delinquent as a percentage of the Scheduled Principal Balance of the Mortgage Loans in Group II.

         "Group II Extra Principal Distribution Amount": To the extent of Group II Interest Funds pursuant to Section 3.03(b)(vi) and Group I Interest Funds available for the purpose pursuant to Section 3.03(e)(x) hereof, an amount equal to the lesser of (x) excess interest pursuant to Section 3.03(f) and
    (y) with respect to any Distribution Date, the excess of:

         (i)   the Group II Required Overcollateralization Amount over

         (ii) the Group II Overcollateralization Amount (assuming that all Group II Principal Funds are distributed as principal to the Group II Certificates on such date).

         "Group II Interest Funds": With respect to Group II and any Master Servicer Remittance Date, to the extent actually deposited in the Master Servicer Custodial Account, the sum, without duplication, of:

         (i) all scheduled interest collected during the related Due Period with respect to Group II less the Group II Servicing Fee, the Group II Master Servicing Fee and premiums and expenses associated with the PMI Policy,

         (ii)    all Advances relating to interest with respect to Group II,

         (iii)   all Month End Interest with respect to Group II and

         (iv) Liquidation Proceeds with respect to Group II (to the extent such Liquidation Proceeds relate to interest) less all Non-Recoverable Advances relating to interest and expenses pursuant to Section 6.03 of the Standard Terms.

    The Group II Interest Funds for any Distribution Date shall be increased by the pro rata portion for such Group (based on the amount on deposit in the Pre-Funding Account in respect of such Group) of the Capitalized Interest Requirement withdrawn from the Capitalized Interest Account for such Distribution Date.

         "Group II Master Servicing Fee": With respect to each Master Servicer Remittance Date, an amount payable (or allocable) to the Master Servicer equal to the product of one-twelfth of the Group II Master Servicing Fee Rate and the aggregate Scheduled Principal Balance of Group II on the first day of the Due Period preceding such Master Servicer Remittance Date.

         "Group II Master Servicing Fee Rate":  0.05% per annum.

         "Group II Net Rate": The excess of the weighted average Net Rate for Group II over the A-I0-II Adjusted Rate.

         "Group II Overcollateralization Amount": With respect to any Distribution Date the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Group II over the Group II Certificate Principal Balance after giving effect to principal distributions on such Distribution Date.

         "Group II Pre-Funded Amount": With respect to any Master Servicer Reporting Date, the amount remaining on deposit in the Pre-Funding Account with respect to Group II (exclusive of any Group II Pre-Funding Account Earnings).

         "Group II Pre-Funding Account Earnings": With respect to each Distribution Date to and including the date immediately preceding the Distribution Date immediately following the end of the Funding Period, Pre-Funding Account earnings with respect to the Group II Pre-Funded Amount.

         "Group II Principal Distribution Amount": With respect to any Distribution Date, the excess of:

         (A)     the sum of:

                 (i)  the Group II Principal Funds and

                 (ii) the Group II Extra Principal Distribution Amount over

         (B)     the Group II Released Principal Amount.

     "Group II Principal Funds": With respect to Group II and any Master Servicer Remittance Date, to the extent actually deposited in the Master Servicer Custodial Account, the sum, without duplication, of:

     (i) all scheduled principal with respect to Group II collected by the Servicers during the related Due Period or advanced on or before such Master Servicer Remittance Date,

     (ii) prepayments with respect to Group II collected by the Servicers in the related Prepayment Period,

     (iii) the Scheduled Principal Balance of each Mortgage Loan in Group II repurchased by the Depositor,

     (iv)  any Substitution Shortfall with respect to Group II and

     (v) all Liquidation Proceeds with respect to Group II collected by the Servicer during the related Due Period (to the extent such Liquidation Proceeds related to principal) less all non-recoverable Advances relating to principal with respect to Group II reimbursed during the related Due Period.

     "Group II Released Principal Amount": With respect to any Distribution
Date,

     (i)   if a Group II Subordinated Trigger Event exists, zero and

     (ii) if a Group II Subordinated Trigger Event does not exist, the amount by which the Group II Overcollateralization Amount (assuming for such purpose that all Group II Principal Funds for such Distribution Date distributed as principal to the Group II Certificates) exceeds the Group II Required Overcollateralization Amount.

     "Group II Required Overcollateralization Amount": With respect to any Distribution Date

     (i) prior to the Group II Stepdown Date, 1.40% of the Assumed Principal Balance for the Mortgage Loans in Group II as of the Cut-Off Date and

     (ii)  on and after the Group II Stepdown Date the greater of:

           (x) the lesser of:

           (I) 1.40% of the Assumed Principal Balance for the Mortgage Loans in Group II as of the Cut-Off Date and

           (II) 2.80% of the Assumed Principal Balance for the Mortgage Loans in Group II on the preceding Due Date and

           (y) 0.50% of the Assumed Principal Balance for the Mortgage Loans in Group II as of the Cut-Off Date, and

           (z) if a Group II Trigger Event is in effect, the Group II Overcollateralization Amount as of the preceding Distribution Date.

     "Group II Servicing Fee": With respect to each Mortgage Loan in Group II and each Remittance Date, the product of:

     (x) one-twelfth of the Servicing Fee Rate and

     (y) the aggregate Scheduled Principal Balance of such Mortgage Loan as of the opening of business on the first day of the Due Period preceding such Remittance Date.

     "Group II Servicing Fee Rate": With respect to each Mortgage Loan in Group II, the fixed per annum rate payable to the Servicer as set out on Schedule IB to this Agreement.

     "Group II Stepdown Date": With respect to Group II, the earlier to occur of:

     (i)   the later to occur of:

           (A) the Distribution Date in July 2003 and

           (B) the first Distribution Date on which the Group II Class A Certificate Principal Balance immediately prior to such Distribution Date (less the Group II Principal Funds for such Distribution Date) is less than or equal to 65.00% of the Assumed Principal Balance for Mortgage Loans in Group II and

     (ii) the Distribution Date after which the Group II Class A Certificate Principal Balance has been reduced to zero.

     "Group II Subordinated Certificates": The Class MV-1, Class MV-2, Class BV-1, Class BV-2 and Class PV-1 Certificates.

     "Group II Subordinated Trigger Event": With respect to Group II, any Distribution Date after the Group II Stepdown Date on which:

     (a) Realized Losses since the Cut-Off Date with respect to the Mortgage Loans in Group II as a percentage of the Assumed Principal Balance for Group II as of the Cut-Off Date exceed the percentage set out below with respect to such Distribution Date:

     Distribution Date (inclusive)

     August 2003 - July 2004       2.00%
     August 2004 - July 2005       3.30
     August 2005 - July 2006       4.00
     August 2006 - July 2007       4.30
     August 2007 - July 2008       4.50
     August 2008 and thereafter    4.75

     and

     (b) the Scheduled Principal Balance of the Mortgage Loans in Group II that, as of such Distribution Date, are 60 or more days Delinquent as a percentage of the Scheduled Principal Balance of the Mortgage Loans in Group II exceeds the percentage set out below with respect to such Distribution Date:

     Distribution Date (inclusive)

     August 2003 - July 2004        6.00%
     August 2004 - July 2005        6.00
     August 2005 - July 2006        9.00
     August 2006 - July 2007        9.00
     August 2007 - July 2008       12.00
     August 2008 and thereafter    12.00


     "Group II Subsequent Mortgage Loans": The Mortgage Loans in Group II sold to the Trust pursuant to Section 2.02 hereof, which shall be listed on the Schedule of Mortgage Loans attached to the related Subsequent Sales Agreement.

     "Group II Trigger Event": With respect to Group II and any Distribution Date after the Group II Stepdown Date, a Group II Trigger Event exists if 2 times the quotient of:

     (i) the Scheduled Principal Balances of all 60 or more days Delinquent Mortgage Loans (including Mortgage Loans subject to bankruptcy or foreclosure proceedings and REO Property) in Group II and

     (ii) the Assumed Principal Balances of Group II as of the preceding Master Servicer Remittance Date equals or exceeds 35.00%.

     "Initial Capitalized Interest Amount":  $1,956,701.

     "Initial Optional Termination Date": The Distribution Date immediately following the Due Period with respect to which the aggregate Assumed Principal Balances is less than 10% of their aggregate Assumed Principal Balances as of the Cut-Off Date.

     "Interest Carry Forward Amount": As to any Class, the definition therefor having the corresponding designation as such Class.

     "Interest Determination Date": With respect to the first Accrual Period for the Class AF-1 Certificates and the Group II Certificates, June 12, 2000, and with respect to any subsequent Accrual Period for the Class AF-1 Certificates and the Group II Certificates, the second London Business Day preceding such Accrual Period.

     "Issuing REMIC":  As described in the Preliminary Statement.

     "London Business Day": A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

     "Lower Tier Interest":  As described in the Preliminary Statement.

     "Master Servicer": Saxon Mortgage, Inc., a Virginia corporation, and its successors and assigns in such capacity.

     "Master Servicer Remittance Date": The Business Day preceding each Distribution Date.

     "Master Servicer Reporting Date": The opening of business on the third Business Day preceding each Distribution Date.

     "Master Servicing Fee": As applicable, the Group I Master Servicing Fee or the Group II Master Servicing Fee.

     "Meritech":  Meritech Mortgage Services, Inc., a Texas corporation.

     "Mortgage Loan Group":  Either Group I or Group II.

     "Mortgage Loans":  The mortgage loans listed on Schedule I.

     "Net Rate": As to each Mortgage Loan and Distribution Date, the related Mortgage Interest Rate less the sum of the Group I or Group II Servicing Fee Rate and the Group I or Group II Master Servicing Fee Rate, in each case, as applicable, and the PMI Premium Rate, if any, with respect to each Mortgage Loan.

     "Notice Address": For purposes of Section 11.05 of the Standard Terms, the addresses of the Depositor, the Master Servicer and the Trustee, are as follows:

     (i)  If to the Depositor:

                    Saxon Asset Securities Company

               4880 Cox Road
               Glen Allen, Virginia  23060

     (ii)  If to the Master Servicer:

               Saxon Mortgage, Inc.
               4880 Cox Road
               Glen Allen, Virginia  23060

     (iii) If to the Trustee:

               Bankers Trust Company
               1761 East St. Andrew Place
               Santa Ana, California 92705
               Attention:  Saxon 2000-2

     "One Month LIBOR": As of any Interest Determination Date, the rate for one-month U.S. dollar deposits which appears in the Telerate Page 3750, as of 11:00 a.m., London time, on such Interest Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Calculation Agent, as agent for the Master Servicer, will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic-mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic-mean of the rates quoted by major banks in New York City, selected by the Master Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Calculation Agent, as agent for the Master Servicer, shall review Telerate Page 3750 as of the required time, make the required requests to the principal offices of the Reference Banks and selections of major banks in New York City and shall determine the rate which constitutes One Month LIBOR for each Interest Determination Date.

     "Original Pre-Funded Amount:"  $175,914,831.

     "Overfunded Interest Amount": With respect to each Subsequent Sales Date, the excess of:

     (i) interest accruing from the related Subsequent Cut-Off Date to the Distribution Date immediately following the last date on which the Funding Period may then end on the aggregate Scheduled Principal Balances of the Subsequent Mortgage Loans acquired by the Trust on such Subsequent Transfer Date, calculated at a rate equal to the Net Rate on such Subsequent Mortgage Loans over

     (ii) interest accruing from such Subsequent Cut-Off Date to such Distribution Date on the aggregate Scheduled Principal Balances of the Subsequent Mortgage Loans acquired by the Trust on such Subsequent Sales Date, calculated at the Assumed Investment Rate.

     "Paying Agent": Bankers Trust Company, a New York corporation, and its successors and assigns in such capacity.

     "PMI Mortgage Loan": Each Mortgage Loan covered by the PMI Policy as set forth in Schedule I-C hereto.

     "PMI Policy":   The primary mortgage insurance policy issued by Mortgage
Guaranty Insurance Corporation and insuring the Mortgage Loans and any substitute replacement policy issued from time to time.

     "PMI Premium Rate": With respect to the PMI Mortgage Loans, a per annum rate equal to the lesser of (i) 0.37% and (ii) the weighted average of the premium rates with respect to the PMI Mortgage Loans.

     "Pooling REMIC":  As described in the Preliminary Statement.

     "Pre-Funded Amount": As of any Distribution Date, the sum of the Group I Pre-Funded Amount and the Group II Pre-Funded Amount.

     "Pre-Funding Account": The account created and maintained with the Paying Agent by the Trust pursuant to Section 2.03.

     "Pre-Funding Account Earnings": With respect to each Distribution Date to and including the date immediately preceding the Distribution Date immediately following the end of the Funding Period, the actual interest and investment earnings during the related Prepayment Period on the Pre-Funded Amount as calculated by the Master Servicer (based on information supplied by the Trustee) pursuant to Section 2.03(c) hereof.

     "Private Certificate": Any of the Class BF-2, Class BV-2, Class PF-1, Class PV-1, Class C and Class R Certificates.

     "Private Subordinated Certificate": Any of the Class BF-2, Class BV-2, Class PF-1, Class PV-1, Class C and Class R Certificates.

     "Public Subordinated Certificate": Any of the Class MF-1, Class MF-2, Class BF-1, Class MV-1, Class MV-2 and Class BV-1 Certificates.

     "Rating Agency": Each of S&P and Fitch (or, if any such agency or a successor is no longer in existence, such other nationally recognized statistical rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee).

     "Reference Banks": Leading banks selected by the Master Servicer and engaged in transactions in U.S. dollar deposits in the London interbank market.

     "Regular Certificates": Any of the Group I Certificates, Group II Certificates, Class A-IO Certificates, Class PF-1 Certificates, Class PV-1 Certificates and Class C Certificates which represent the "Regular Interests" in the Issuing REMIC for purposes of the REMIC Provisions.

     "Remittance Date": With respect to each Servicing Agreement, the date so specified therein which date shall in no case be later than the 21st of each month, or if the 21st of any month does not fall on a Business Day, then the Business Day immediately preceding the 21st.

     "Residual Certificates": The Class R Certificates, which represent the "residual interest" in the Pooling, Second-Tier and Issuing REMICs for purposes of the REMIC Provisions.

     "S&P": Standard and Poors, Inc., and its successors (55 Water Street, 41/st/ Floor, New York, New York 10041).

     "Sales Agreement": The Sales Agreement dated June 1, 2000, between the Depositor and SMI regarding the sale of the Mortgage Loans.

     "Second-Tier REMIC":  As described in the Preliminary Statement.

     "Servicer":  Meritech and its permitted successors and assigns.

     "Servicing Agreement": The Servicing Agreement listed on Schedule II hereto which shall be deemed to be a "Servicing Agreement" for purposes of the Standard Terms.

     "Servicing Fee Rate": With respect to each Mortgage Loan, the Servicing Rate specified on Schedule I.

     "State":  New York.

     "Subsequent Cut-Off Date": The time and date specified in a Subsequent Sales Agreement with respect to those Subsequent Mortgage Loans which are transferred and assigned to the Trust pursuant to the related Subsequent Sales Agreement.

     "Subsequent Mortgage Loans": The Group I Subsequent Mortgage Loans and the Group II Subsequent Mortgage Loans.

     "Subsequent Sales Agreement": Each Subsequent Sales Agreement dated as of a Subsequent Sales Date executed by the Master Servicer, the Seller and Saxon Mortgage substantially in the form of Schedule III hereto, by which Subsequent Mortgage Loans are sold and assigned to the Trust.

     "Subsequent Sales Date": The date specified in each Subsequent Sales Agreement which shall be a date no later than the end of the Prepayment Period preceding the first Distribution Date after the end of the Funding Period.

     "Tax Matters Person": Bankers Trust Company, a New York corporation, and its successors and assigns in such capacity.

     "Telerate Page 3750" the display page currently so designated on the Bridge Telerate Market Report (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

     "Trust Estate":  As defined in Section 2.01 hereof.

     "Trustee": Bankers Trust Company, a New York corporation, its successor in interest or any successor trustee appointed in accordance with the Trust Agreement.

     "Trustee Fee":  The fee payable monthly to the Trustee by the Master
Servicer.

     "Underwriters": Banc of America Securities LLC, Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prudential Securities Incorporated and Banc One Capital Markets, Inc.

     "Underwriting Agreement": The Underwriting Agreement dated June 1, 2000, between the Depositor and SMI and the Underwriters.

     "Voting Rights": The voting rights of the trust will be allocated as follows:

          (i)   2% to the Class A-I0 Certificates;

          (ii) 96% to the Group I Certificates and Group II Certificates in proportion to their respective outstanding certificate principal balances; and

          (iii) 1% to each of the Class C and Class R Certificates.

                                  Article II
               Formation of Trust; Conveyance of Mortgage Loans

     Section 2.01. Conveyance of Mortgage Loans. To provide for the distribution of the principal of and interest on the Certificates in accordance with their terms, the distribution of all other sums distributable under the Trust Agreement with respect to the Certificates and the performance of the covenants contained in the Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Certificateholders as their interests may appear, all the Depositor's right, title and interest in and to any and all benefits accruing to the Depositor from: (i) the Mortgage Loans, which the Depositor is causing to be delivered to the Trustee (or the Custodian) herewith (and all Qualified Substitute Mortgage Loans substituted therefor as provided by Section 2.03 of the Standard Terms and pursuant to the terms of the Sales Agreement), together in each case with the related Trustee Mortgage Loan Files and the Depositor's interest in any Collateral that secured a Mortgage Loan but that is acquired by foreclosure or deed-in-lieu of foreclosure after the Closing Date, and all Monthly Payments due after the Cut-Off Date and all curtailments or other principal prepayments received with respect to the Mortgage Loans paid by the Borrower after the Cut-Off Date and proceeds of the conversion, voluntary or involuntary, of the foregoing; (ii) the Subsequent Mortgage Loans (iii) the Servicing Agreement; (iv) the Sales Agreement, except that the Depositor does not assign to the Trustee any of its rights under Sections 9 and 12 of the Sales Agreement; (v) the Asset Proceeds Account, the Pre-Funding Account, the Capitalized Interest Account and the Distribution Account, whether in the form of cash, instruments, securities or other properties; and (vi) all proceeds of any of the foregoing (including, but not limited to, all proceeds of any mortgage insurance, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the Certificates as specified herein (items (i) through (vi) above, collectively, the "Trust Estate").

     The Trustee acknowledges the sales, assignments and pledges created by the foregoing paragraphs, accepts the trust hereunder in accordance with the provisions hereof and agrees to perform the duties set forth herein or required by the Standard Terms to the end that the interests of the Certificateholders may be adequately and effectively protected in accordance with the terms and conditions of this Agreement.

     By its execution of this Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold all documents delivered to it from time to time with respect to the Mortgage Loans and all assets included in the Trust Estate in trust for the exclusive use and benefit of all present and future Certificateholders.

     Section 2.02.  Purchase of Subsequent Mortgage Loans.

     (a)  Subject to the satisfaction of the conditions set forth in paragraph
(b) below (based on the Master Servicer's review of such conditions) in consideration of the delivery on a Subsequent Sales Date to or upon the order of the Depositor of all or a portion of the Pre-Funded Amount, as the case may be, the Depositor shall on such Subsequent Sales Date sell, transfer, assign, set over and otherwise convey without recourse, to the Trust, and the Trustee shall purchase on behalf of the Trust, all the Depositor's right, title and interest in and to the Subsequent Mortgage Loans, together with the related Trustee Mortgage Loan Files, covered by the Subsequent Sales Agreement delivered on such date.

     (b) The obligation of the Trust to acquire Subsequent Mortgage Loans is subject to the satisfaction of each of the following conditions on or prior to the related Subsequent Sales Date:

          (i) the Depositor shall have delivered to the Trustee with a copy to the Master Servicer a duly executed written Subsequent Sales Agreement in substantially the form of Schedule III hereto, which shall include a Schedule of Subsequent Mortgage Loans, and specifying the amount to be withdrawn from the Pre-Funding Account;

          (ii) the remaining term to maturity of each Subsequent Mortgage Loan may not exceed 30 years;

          (iii) no Subsequent Mortgage Loan will have been selected in a manner adverse to the interests of Certificateholders;

          (iv) the Trustee shall have received a letter from each Rating Agency confirming that the addition of the Subsequent Mortgage Loans will not result in the reduction, qualification or withdrawal of the then current ratings of the Certificates;

          (v) no Subsequent Mortgage Loan may have a Loan-to-Value Ratio greater than 100.00%;

          (vi) each Subsequent Mortgage Loan will be underwritten in accordance with the Depositor's underwriting guidelines;

          (vii) no more than 1.00% of the Subsequent Mortgage Loans may be Delinquent as of the related Cut-Off Date;

          (viii) after giving effect to the acquisition of the Subsequent Mortgage Loans, the Mortgage Loans in Group I (which shall all be fixed interest rate Mortgage Loans):

                 (A) will have a weighted average Mortgage Interest Rate of not less than 10.60% per annum;

                 (B) the Mortgage Loans with a Combined Loan to Value Ratio greater than 80.00% will not exceed 38.00% of the aggregate Scheduled Principal Balances of the Mortgage Loans and the weighted average Loan to Value Ratio of the Mortgage Loans will not exceed 78.00%;

                 (C) the weighted average remaining amortization term of the Mortgage Loans shall not be greater than 345 months;

                 (D)  may not exceed any of the following restrictions:


                            Categories of           Restriction (Based on
                            Mortgage Loans       Scheduled Principal Balances)
                            --------------       -----------------------------

                      Mortgage Loans secured by           6.00%
                      investment properties

                      Mortgage Loans secured by           3.00%
                      manufactured homes

                      Mortgage Loans with balloon        61.00%
                      payments

                      Mortgage Loans secured by           4.00%
                      second Liens

                 (E) none of the Mortgage Loans (by Scheduled Principal Balance) shall have balances in excess of $800,000;

                 (F) at least 65.00% of the Mortgage Loans (by Scheduled Principal Balance) shall be classified by Saxon Mortgage, Inc. as "A-" or better and no more than 20.00%, 12.00%, and 3.00% of the Mortgage Loans (by Scheduled Principal Balance) shall be classified by Saxon Mortgage, Inc. as "B", "C" and "D", respectively;

                 (G) not less than 83.00% of the Mortgage Loans (by Scheduled Principal Balance) shall be secured by single family (detached and attached) residences;

                 (H) not less than 92.00% of the Mortgage Loans shall be secured by owner occupied dwellings; and

                 (I) at least 45.00% of the Mortgage Loans with a Loan to Value Ratio greater than 80% will be covered by the PMI Policy or other mortgage insurance.

            (ix) after giving effect to the acquisition of the Subsequent
                 Mortgage Loans, the Mortgage Loans in Group II (which shall all be first lien, ARM Loans):

                 (A) will have a weighted average Mortgage Interest Rate of not less than 10.45% and a weighted average margin of at least 6.28%;

                 (B) the Mortgage Loans with a Loan to Value Ratio greater than 80% will not exceed 35.00% of the aggregate Scheduled Principal Balances of the Mortgage Loans and the weighted average Loan to Value Ratio of the Mortgage Loans will not exceed 78.00%

                 (C) the weighted average remaining amortization term of the Mortgage Loans shall not be less than 355 months;

                 (D)  may not exceed any of the following restrictions:


                           Categories of               Restriction (Based on
                           Mortgage Loans          Scheduled Principal Balances)
                           --------------          -----------------------------

                      Mortgage Loans secured by                4.00%
                      investment properties

                      Mortgage Loans Secured by                3.00%
                      manufactured homes

                 (E) none of the Mortgage Loans (by Scheduled Principal Balance) shall have balances in excess of $800,000;

                 (F) at least 46.00% of the Mortgage Loans (by Scheduled Principal Balance) shall be classified by Saxon Mortgage, Inc. as "A-" or better and no more than 29.00%, 19.00% and 7.00% of the Mortgage Loans (by Scheduled Principal Balance) shall be classified by Saxon Mortgage, Inc. as "B", "C" and "D", respectively;

                 (G) not less than 80.00% of the Mortgage Loans (by Scheduled Principal Balance) shall be secured by single family (detached and attached) residences;

                 (H) not less than 95.00% of the Mortgage Loans shall be secured by owner occupied dwellings; and

                 (I) at least 42.00% of the Mortgage Loans with a Loan to Value Ratio greater than 80% will be covered by the PMI Policy or other mortgage insurance.

                 For purposes of making all calculations required by clauses
                 (viii) and (ix), the Scheduled Principal Balances of the Initial Mortgage Loans at the Cut-Off Date and of the Subsequent Mortgage Loans as of their respective Subsequent Cut-Off Dates shall be used.

            (x) the Depositor shall have provided the Master Servicer and the Trustee any information reasonably requested by any of them with respect to the Subsequent Mortgage Loans then to be sold to the Trust;

            (xi) the Depositor shall have delivered to the Master Servicer for deposit in the Master Servicer Custodial Account all principal and interest due in respect of such Subsequent Mortgage Loans after the related Subsequent Cut-Off Date;

             (xii) the Depositor shall have delivered to the Trustee, the Underwriter and the Rating Agencies a letter from an independent accountant stating whether or not the characteristics of the Subsequent Mortgage Loans conform to the characteristics of the Mortgage Loans listed on Schedule I;

             (xiii) as of each Subsequent Sales Date, neither the Depositor nor
                    Saxon Mortgage shall be insolvent, nor will either of them be made insolvent by such transfer;

             (xiv)  the Funding Period shall not have ended; and

             (xv) the Depositor and Saxon Mortgage, Inc. each shall have delivered to the Master Servicer and the Trustee an Officer's certificate confirming the satisfaction of each condition precedent specified in this paragraph (b) and in the related Subsequent Sales Agreement and opinions of counsel with respect to corporate, bankruptcy and tax matters relating to the transfer of Subsequent Mortgage Loans in the forms substantially similar to those delivered on the Closing Date.

      (c) Pursuant to Section 2.03(b) hereof, the Trustee shall remit on each Subsequent Sales Date to or upon the order of the Depositor from the Pre-Funding Account the amount specified by the Master Servicer only upon the Trustee's receipt of:

      (i)    a fully executed Subsequent Sales Agreement;

      (ii) the two Officer's certificates required by Section 2.02(b)(xv) hereof;

      (iii) an Opinion or Opinions of Counsel from each of the Depositor and Saxon Mortgage, Inc. required by Section 2.02(b)(xv);

      (iv)   a letter from each Rating Agency as required by Section 2.02
             (b)(iv);

      (v) a letter from an independent accountant as required by Section 2.02(b)(xii); and

      (vi) the written instruction from the Master Servicer setting forth the amounts to be paid as required by Section 2.03(b) hereof. The Trustee may rely and shall be protected in relying on all such Officer's certificates as evidencing full compliance with all conditions precedent specified in Section 2.02(b), without any further duty of inquiry with respect thereto.

(d) On each Subsequent Sales Date and on the Master Servicer Reporting Date immediately following the end of the Funding Period, the Master Servicer shall determine:

      (i) the amount and correct disposition of the Pre-Funded Amount and the amount remaining in the Capitalized Interest Account and

      (ii) any other necessary matters in connection with the administration of the Pre-Funding Account and the Capitalized Interest Account. With respect to each Subsequent Sales Date, the Master Servicer shall determine the Overfunded Interest Amount. If any amounts are released as a result of an error in calculation to the Holders or the Depositor from the Pre-Funding Account or from the Capitalized Interest Account, the Depositor shall immediately repay such amounts to the Master Servicer.

      Section 2.03. Pre-Funding Account, Capitalized Interest Account, Reserve Accounts and Accumulation Account

      (a) The Trustee shall establish and maintain the Pre-Funding Account and the Capitalized Interest Account, each to be held in trust for the benefit of the Certificateholders. Each of the Pre-Funding Account and the Capitalized Interest Account shall be an Eligible Account. On the Closing Date, the Depositor will cause to be deposited in the Pre-Funding Account the Original Pre-Funded Amount and in the Capitalized Interest Account the Initial Capitalized Interest Amount.

      (b) On any Subsequent Sales Date, the Master Servicer shall instruct the Trustee, with a copy to the Depositor,

          (i) to withdraw from the Pre-Funded Amount in the Pre-Funding Account an amount equal to 100% of the aggregate Scheduled Principal Balances of the Subsequent Mortgage Loans as of the applicable Subsequent Cut-Off Date sold to the Trust on such Subsequent Sales Date and

          (ii) to pay such amounts to or upon the order of the Depositor upon satisfaction of the conditions set forth in Section 2.02(c) hereof with respect thereto. In no event shall the Trustee withdraw from the Pre-Funding Account an amount in excess of the Original Pre-Funded Amount.

     (c) On each Master Servicer Remittance Date immediately following the end of the Funding Period, the Master Servicer shall instruct the Paying Agent to transfer: (i) to the Capitalized Interest Account from the Pre-Funding Account, the Pre-Funding Account Earnings; and (ii) to the Asset Proceeds Account from the Capitalized Interest Account, the Capitalized Interest Requirement.

     (d) On each Subsequent Sales Date the Master Servicer shall instruct the Trustee to distribute the Overfunded Interest Amount, if any, to the Depositor. At the end of the Funding Period, all amounts, if any, remaining in the Capitalized Interest Account shall be transferred to the Depositor and the Capitalized Interest Account shall be closed.

     (e) On the Master Servicer Remittance Date immediately following the end of the Funding Period, the Master Servicer shall instruct the Trustee to transfer the Pre-Funded Amount to the Asset Proceeds Account for distribution to the Holders of the Certificates in accordance with Section 3.01(b) hereof.

     (f) The Pre-Funding Account and the Capitalized Interest Account shall not be assets of any REMIC created pursuant to this Agreement.

     (g) The Trustee shall establish and maintain the Class PF-1 Reserve Account, the Class PV-1 Reserve Account and the Class PF-1 Accumulation Account, each to be held in trust for the benefit of the Class BF-2, Class BV-2, Class PF-1 and Class PV-1 Certificateholders. Each of the Class PF-1 Reserve Account, the Class PV-1 Reserve Account and the Class PF-1 Accumulation Account shall be an Eligible Account. Until the Certificate Principal Balance of the Class BF-2 and Class BV-2 Certificates have been reduced to zero, the Class PF-1 Prepayment Support Amount will be deposited into the Class PF-1 Reserve Account and the Class PV-1 Prepayment Support Amount will be deposited into the Class PV-1 Reserve Account, all on the terms and conditions set forth herein.

     (h) On each Master Servicer Remittance Date, the Master Servicer shall instruct the Paying Agent to transfer (i) to the Class PF-1 Reserve Account, the Class PF-1 Prepayment Support Amount, and (ii) to the Class PV-1 Reserve Account, the Class PV-1 Prepayment Support Amount.

     (i) The Class PF-1 Reserve Account, the Class PV-1 Reserve Account and the Class PF-1 Accumulation Account shall be assets of the Issuing REMIC created pursuant to this Agreement.

     Section 2.04. PMI Policy. As of the Closing Date, the Master Servicer shall provide to the Trustee, for the benefit of the Trust, the PMI Policy.

                                  Article III
                        Remitting to Certificateholders

     Section 3.01.  (Reserved).

     Section 3.02.  (Reserved).

     Section 3.03.  Certificate Distributions.

     (a) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group I Interest Funds in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

    (i) premiums and expenses associated with the PMI Policy covering the Group I Mortgage Loans;

    (ii) to the Group I Class A Certificates and the Class A-IO-I Component, the Current Interest and any Interest Carry Forward Amount for the Group I Class A Certificates and the Class A-IO-I Component; provided, however, if the Group I Interest Funds and any amounts transferred from the Capitalized Interest Account for the Group I Mortgage Loans are not sufficient to make a full distribution of the Current Interest and any Interest Carry Forward Amount with respect to all the Group I Class A Certificates and the Class A-IO-I Component, such amount will be distributed pro rata among each Class of the Group I Class A Certificates and the Class A-IO-I Component based on the ratio of (x) the Current Interest and Interest Carry Forward Amount for each Class of the Group I Class A Certificates or the Class A-IO-I Component to
          (y) the total amount of Current Interest and any Interest Carry Forward Amount for the Group I Class A Certificates and the Class A-IO-I Component;

    (iii) to the Class MF-1 Certificates, the Class MF-1 Current Interest;

    (iv)  to the Class MF-2 Certificates, the Class MF-2 Current Interest;

    (v)   to the Class BF-1 Certificates, the Class BF-1 Current Interest;

    (vi)  to the Class BF-2 Certificates, the Class BF-2 Current Interest; and

    (vii) any remainder pursuant to Section 3.03(e) hereof.

(b) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group II Interest Funds in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

    (i) premiums and expenses associated with the PMI Policy covering the Group II Mortgage Loans;

    (ii) to the Group II Class A Certificates and the Class A-IO-II Component, the Current Interest and any Interest Carry Forward Amount for the Group II Class A Certificates and the Class A-I0-II Component; provided, however, if the Group II Interest Funds and any amounts transferred from the Capitalized Interest Account for the Group II Mortgage Loans are not sufficient to make a full distribution of the Current Interest and any Interest Carry Forward Amount with respect to the Group II Class A Certificates and the Class A-IO-II Component, such amount will be distributed pro rata among the Group II Class A Certificates and the Class A-IO-II Component based on the ratio of
    (x) the Current Interest and Interest Carry Forward Amount for the Group II Class A Certificates or the Class A-IO-II Component to (y) the total amount of Current Interest and any Interest Carry Forward Amount for the Group II Class A Certificates and the Class A-IO-II Component;

    (iii) to the Class MV-1 Certificates, the Class MV-1 Current Interest;

    (iv)  to the Class MV-2 Certificates, the Class MV-2 Current Interest;

    (v)   to the Class BV-1 Certificates, the Class BV-1 Current Interest;

    (vi)  to the Class BV-2 Certificates, the Class BV-2 Current Interest; and

    (vii) any remainder pursuant to Section 3.03(f) hereof.

     (c) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group I Principal Distribution Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution
Date:

         (i) to the Group I Class A Certificates, the Group I Class A Principal Distribution Amount to be distributed as follows: (x) the Class AF-6 Principal Distribution Amount to the Class AF-6 Certificates; and (y) the balance of the Group I Class A Principal Distribution Amount sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates so that no such distribution pursuant to this clause (y) will be made to any such Class until the Certificate Principal Balances of all Group I Class A Certificates with a lower numeral designation shall have been reduced to zero; provided, however, that, on any Distribution Date on which the Group I Class A Certificate Principal Balance is equal to or greater than the Scheduled Principal Balances of the Mortgage Loans in Group I, the Group I Class A Principal Distribution Amount will be distributed pro rata and not sequentially to the Group I Class A Certificates;

         (ii) to the Class MF-1 Certificates, the Group I Class MF-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

         (iii) to the Class MF-2 Certificates, the Group I Class MF-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

         (iv) to the Class BF-1 Certificates, the Group I Class BF-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

         (v) to the Class BF-2 Certificates, the Group I Class BF-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

         (vi) if a Group I Subordinated Trigger Event exists on such Distribution Date, any remaining amounts, sequentially, to the Class BF-2, Class BF-1, Class MF-2 and Class MF-1 Certificates, in that order;

         (vii)  to the Class PF-1 Certificates; and

         (viii) to the Class R Certificates;

provided, however, that, before the Group I Stepdown Date or if a Group I Trigger Event is in effect on any Distribution Date:

          (a) the Group I Class A Principal Distribution Amount shall equal the Group I Principal Distribution Amount until the Certificate Principal Balance of the Group I Class A Certificates has been reduced to zero;

          (b) after the Certificate Principal Balance of the Group I Class A Certificates has been reduced to zero, the Group I Class MF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date;

          (c) after the Certificate Principal Balance of the Class MF-1 Certificates has been reduced to zero, the Group I Class MF-2 Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date;

          (d) after the Certificate Principal Balance of the Class MF-2 Certificates has been reduced to zero, the Group I Class BF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount, and

          (e) after the Certificate Principal Balance of the Class BF-1 Certificates has been reduced to zero, the Group I Class BF-2 Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date.

     (d) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group II Principal Distribution Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution
Date:

          (i) to the Class AV-1 Certificates, the Group II Class AV-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (ii) to the Class MV-1 Certificates, the Group II Class MV-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (iii) to the Class MV-2 Certificates, the Group II Class MV-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (iv) to the Class BV-1 Certificates, the Group II Class BV-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (v) to the Class BV-2 Certificates, the Group II Class BV-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (vi) if a Group II Subordinated Trigger Event exists on such Distribution Date, any remaining amounts, sequentially, to the Class BV-2, Class BV-1, Class MV-2 and Class MV-1 Certificates, in that order;

          (vii)  to the Class PV-1 Certificates; and

          (viii) to the Class R Certificates.

provided, however, that, before the Group II Stepdown Date or if a Group II Trigger Event is in effect on any Distribution Date:

          (a) the Group II Class AV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount until the Certificate Principal Balance of the Class AV-1 Certificates has been reduced to zero;

          (b) after the Certificate Principal Balance of the Group II Class A Certificates has been reduced to zero, the Group II Class MV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date;

          (c) after the Certificate Principal Balance of the Class MV-1 Certificates has been reduced to zero, the Group II Class MV-2 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date;

          (d) after the Certificate Principal Balance of the Class MV-2 Certificates has been reduced to zero, the Group II Class BV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; and

          (e) after the Certificate Principal Balance of the Class BV-1 Certificates has been reduced to zero, the Group II Class BV-2 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date.

     (e) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.03(a)(vii) hereof and, to the extent required to make the allocations set forth below in clauses (iii), (v), (vii), and (ix) of this Section 3.03(e), and
Section 3.03(f)(xv) hereof in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such remainders shall have been fully allocated:

          (i)     the Group I Extra Principal Distribution Amount;

          (ii) to the Class MF-1 Certificates, the Class MF-1 Interest Carry Forward Amount;

          (iii) to the Class MF-1 Certificates, any class MF-1 Unpaid Realized Loss Amount;

          (iv) to the Class MF-2 Certificates, the Class MF-2 Interest Carry Forward Amount;

          (v) to the Class MF-2 Certificates, any Class MF-2 Unpaid Realized Loss Amount;

          (vi) to the Class BF-1 Certificates, the Class BF-1 Interest Carry Forward Amount;

          (vii) to the Class BF-1 Certificates, any Class BF-1 Unpaid Realized Loss Amount;

          (viii) to the Class BF-2 Certificates, the Class BF-2 Interest Carry Forward Amount;

          (ix) to the Class BF-2 Certificates, any Class BF-2 Unpaid Realized Loss Amount;

          (x) to the extent required to make the allocations set forth in clauses (iii), (v), (vii) and (ix) of Section 3.03(f) hereof, pursuant to Section 3.03(f) hereof; and

          (xi)    the remainder pursuant to Section 3.03(m) hereof.

     (f) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.03(b)(vii) hereof and, to the extent required to make the allocations set forth below in clauses (iii), (v), (vii), and (ix) of this Section 3.03(f) and
Section 3.03(e)(x) hereof in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such remainders have been fully allocated:

          (i)     the Group II Extra Principal Distribution Amount;

          (ii) to the Class MV-1 Certificates, the Class MV-1 Interest Carry Forward Amount;

          (iii) to the Class MV-1 Certificates, any Class MV-1 Unpaid Realized Loss Amounts;

          (iv) to the Class MV-2 Certificates, the Class MV-2 Interest Carry Forward Amount;

          (v) to the Class MV-2 Certificates, any Class MV-2 Unpaid Realized Loss Amount;

          (vi) to the Class BV-1 Certificates, the Class BV-1 Interest Carry Forward Amount;

          (vii) to the Class BV-1 Certificates, any Class BV-1 Unpaid Realized Loss Amount;

          (viii) to the Class BV-2 Certificates, the Class BV-2 Interest Carry Forward Amount;

          (ix) to the Class BV-2 Certificates, any Class BV-2 Unpaid Realized Loss Amount;

          (x) on any Distribution Date on or before the last Distribution Date with respect to the Class AV-1 Certificates, to the Class AV-1 Certificates, the Class AV-1 Certificates Carryover;

          (xi) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-1 Certificates, to the Class MV-1 Certificates, the Class MV-1 Certificates Carryover;

           (xii) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-2 Certificates, to the Class MV-2 Certificates, the Class MV-2 Certificates Carryover;

           (xiii) on any Distribution Date on or before the last Distribution Date with respect to the Class BV-1 Certificates, to the Class BV-1 Certificates, the Class BV-1 Certificates Carryover;

          (xiv) on any Distribution Date on or before the last Distribution Date with respect to the Class BV-2 Certificates, to the Class BV-2 Certificates, the Class BV-2 Certificates Carryover;

          (xv) to the extent required to make the allocations set forth in clauses (iii), (v), (vii) and (ix) of Section 3.03(e) hereof, pursuant to Section 3.03(e) hereof; and

          (xvi)   the remainder pursuant to Section 3.03(m) hereof.

     (g) On each distribution date until and including the Distribution Date in June 2003 unless the Class BF-2 and Class BV-2 Certificate Principal Balances have been reduced to zero, the Trustee shall make the following allocations from the Class PF-1 Reserve Account of an amount equal to the Class PF-1 Prepayment Support Amount for such Distribution Date in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

          (i) to the Class BF-2 Certificates, an amount equal to the lesser of (x) any Class BF-2 Unpaid Realized Loss Amount and (y) the current period Class PF-1 Prepayment Support Amount;

          (ii) to the Class BV-2 Certificates, an amount equal to the lesser of (x) any Class BV-2 Unpaid Realized Loss Amount and (y) the remainder of the current period Class PF-1 Prepayment Support Amount after the distribution set forth in clause (i);

          (iii) to the Class PF-1 Accumulation Account until the amount on deposit in such account equals $3,050,000; provided, however, that after the first Distribution Date on which the amount on deposit in such account equals $3,050,000, no further deposits shall be made to such account; and

          (iv)    thereafter, to the Class PF-1 Certificates.

     (h) On each distribution date until and including the Distribution Date in June 2003 unless the Class BF-2 and Class BV-2 Certificate Principal Balances have been reduced to zero, the Trustee shall make the following allocations from the Class PV-1 Reserve Account of an amount equal to the Class PV-1 Prepayment Support Amount for such Distribution Date in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

          (i) to the Class BV-2 Certificates, an amount equal to the lesser of (x) any Class BV-2 Unpaid Realized Loss Amount and (y) the current period Class PV-1 Prepayment Support Amount;

          (ii) to the Class BF-2 Certificates, an amount equal to the lesser of (x) any Class BF-2 Unpaid Realized Loss Amount and (y) the remainder of the current period Class PV-1 Prepayment Support Amount after the distribution set forth in clause (i);

          (iii) to the Class PF-1 Accumulation Account until the amount on deposit in such account equals $3,050,000; provided, however, that after the first Distribution Date on which the amount on deposit in such account equals $3,050,000, no further deposits shall be made to such account; and

          (iv)    thereafter, to the Class PV-1 Certificates.

     (i) On each Distribution Date until and including the Distribution Date in June 2003 unless the Class BF-2 Certificate Principal Balances have been reduced to zero and after the distributions pursuant to paragraphs (g) and (h) above, the Trustee shall make the following allocations from the Class PF-1 Accumulation Account in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution
Date:

          (i) to the Class BF-2 Certificates, any Class BF-2 Unpaid Realized Loss Amount; and

          (ii) to the extent amounts remaining on deposit in the Class PF-1 Accumulation Account exceed $3,050,000, to the Class PF-1 Certificates; and

          (iii) on the Distribution Date in June 2003, all amounts remaining on deposit in the Class PF-1 Accumulation Account, to the Class PF-1 Certificates.

     (j) On each distribution date after the Distribution Date in June 2003 until the Class BF-2 and Class BV-2 Certificate Principal Balances have been reduced to zero, the Trustee shall make the following allocations from the Class PF-1 Reserve Account of an amount equal to the Class PF-1 Prepayment Support Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

          (i) to the Class BF-2 Certificates, an amount equal to the lesser of (x) any Class BF-2 Unpaid Realized Loss Amount and (y) the current period class PF-1 Prepayment Support Amount;

          (ii) to the Class BV-2 Certificates, an amount equal to the lesser of (x) any Class BV-2 Unpaid Realized Loss Amount and (y) the remainder of the current period Class PF-1 Prepayment Support Amount after the distribution set forth in clause (i); and

          (iii)   to the Class PF-1 Certificates.

     (k) On each distribution date after the Distribution Date in June 2003 until the Class BF-2 and Class BV-2 Certificate Principal Balances have been reduced to zero, the Trustee shall make the following allocations from the Class PV-1 Reserve Account of an amount equal to the Class PV-1 Prepayment Support Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

          (i) to the Class BV-2 Certificates, an amount equal to the lesser of (x) any Class BV-2 Unpaid Realized Loss Amount and (y) the current period Class PV-1 Prepayment Support Amount;

          (ii) to the Class BF-2 Certificates, an amount equal to the lesser of (x) any Class BF-2 Unpaid Realized Loss Amount and (y) the remainder of the current period Class PV-1 Prepayment Support Amount after the distribution set forth in clause (i); and

          (iii)   to the Class PV-1 Certificates.

     (l) On the first Distribution Date after the Class BF-2 and Class BV-2 Certificate Principal Balances have been reduced to zero,

          (i) the Trustee shall distribute any remaining amounts in the Class PF-1 Reserve Account and the Class PF-1 Accumulation Account to the Class PF-1 Certificates; and

          (ii) the Trustee shall distribute any remaining amount in the Class PV-1 Reserve Account to the Class PV-1 Certificates.

     (m) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.03(e)(xi) and (f)(xvi) hereof in the following order of priority, and each such allocation shall be made only after the preceding allocations shall have been made until such remainders have been fully allocated:

          (i)     to the Class C Certificates, the Class C Distribution Amount;
                  and

          (ii)    to the Class R Certificates, the remainder.

     (n) On each Distribution Date, the Trustee shall allocate any excess of the Group I Certificate Principal Balance over the Scheduled Principal Balances of the Mortgage Loans in Group I to reduce the Certificate Principal Balances of the Group I Subordinated Certificates in the following order of priority:

          (i) to the Class BF-2 Certificates until the Class BF-2 Certificate Principal Balance is reduced to zero;

          (ii) to the Class BF-1 Certificates until the Class BF-1 Certificate Principal Balance is reduced to zero;

          (iii) to the Class MF-2 Certificates until the Class MF-2 Certificate Principal Balance is reduced to zero; and

          (iv) to the Class MF-1 Certificates until the Class MF-1 Certificate Principal Balance is reduced to zero.

     (o) On each Distribution Date, the Trustee shall allocate any excess of the Group II Certificate Principal Balance over the Scheduled Principal Balances of the Mortgage Loans in Group II to reduce the Certificate Principal Balances of the Group II Subordinated Certificates in the following order of priority:

          (i) to the Class BV-2 Certificates until the Class BV-2 Certificate Principal Balance is reduced to zero;

          (ii) to the Class BV-1 Certificates until the Class BV-1 Certificate Principal Balance is reduced to zero;

          (iii) to the Class MV-2 Certificates until the Class MV-2 Certificate Principal Balance is reduced to zero; and

          (iv) to the Class MV-1 Certificates until the Class MV-1 Certificate Principal Balance is reduced to zero.

     Section 3.04.  Reports to the Depositor and the Trustee:

     On or before the Business Day preceding each Distribution Date, based on information provided by the Servicer, the Master Servicer shall notify, or cause to be notified, the Depositor and the Trustee of the following information with respect to the next Distribution Date (which notification may be given by facsimile, or by telephone promptly confirmed in writing):

     (a) the aggregate amount then on deposit in the Asset Proceeds Account and the source thereof (identified as interest, scheduled principal or unscheduled principal);

     (b) the amount of any Realized Losses, Applied Realized Loss Amounts and Unpaid Realized Loss Amounts;

     (c) the application of the amounts described in clauses (a) and (b) on such Distribution Date in accordance with Section 3.03 hereof;

     (a) whether a Group I or Group II Trigger Event or a Group I or Group II Subordinated Trigger Event has occurred; and

     (b)  For each Distribution Date during the Funding Period,

          (h) the Group I Pre-Funded Amount and the Group II Pre-Funded Amount previously used to acquire Subsequent Mortgage Loans,

          (ii) the Group I Pre-Funding Account Earnings and the Group II Pre-Funding Account Earnings transferred to the Asset Proceeds Account,

          (iii) the Group I Capitalized Interest Requirement and the Group II Capitalized Interest Requirement transferred to the Asset Proceeds Account; and

          (iv) the Group I Pre-Funded Amount and the Group II Pre-Funded Amount; and for the Distribution Dated following the end of the Funding Period, the Group I Pre-Funded Amount distributed as a part of a Group I Principal Distribution and the Group II Pre-Funded Amount distributed as a part of a Group II Principal Distribution Amount.

     Section 3.05.  Reports by or on Behalf of the Master Servicer.

     (a) On or before the Business Day preceding each Distribution Date, based on information provided by the Servicer, the Master Servicer shall report or cause to be reported in writing to the Depositor (in hard copy), each Holder of a Certificate, the Underwriters and the Trustee and their designees (designated in writing to the Master Servicer) and the Rating Agencies:

          (i) with respect to each Class of Certificates (other than Class C and Class R) (based on a Certificate in the original principal amount of $1,000):

               (a)  the amount of the distributions on such Distribution Date;

               (b)  the amount of such distribution allocable to interest;

               (c) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any prepayments, Substitution Shortfalls, repurchase amounts pursuant to Section 2.03 of the Standard Terms or other recoveries of principal included therein, any Group I or Group II Extra Principal Distribution Amount and any Class MF-1, Class MF-2, Class BF-1, Class BF-2, Class MV-1, Class MV-2, Class BV-1 and Class BV-2 Applied Realized Loss Amount with respect to, and any Class MF-1, Class MF-2, Class BF-1, Class BF-2, Class MV-1, Class MV-2, Class BV-1 and Class BV-2 Unpaid Realized Loss Amount at, such Distribution Date;

               (d) the principal balance after giving effect to any distribution allocable to principal; and

               (e) any Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF\-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1 and Class BF-2 Interest Carry Forward Amount, any Class AV-1, Class MV-1, Class MV-2, Class BV-1 and Class BV-2 Interest Carry Forward Amount or any Class AV-1, Class MV-1, Class MV-2 and Class BV-1 Certificates Carryover;

          (ii)   the Group I Net Rate and the Group II Net Rate;

          (iii) the Realized Losses for Group I and Group II for the period and since the Cut-Off Date;

          (iv)   the largest Mortgage Loan balance outstanding in each Group;

          (v) the Servicing Fees and Master Servicing Fees allocable to each Group;

          (vi)   One-Month LIBOR on the most recent Interest Determination Date;

          (vii) the Pass-Through Rates for the Class AF-1 Certificates and the Group II Certificates for the current Accrual Period and, if the Pass-Through Rates for any Class of the Group I Certificates (other than the Class AF-1 Certificates) for the current Accrual Period are based on the Group I Net Rate (or Group II Net Rate, as applicable), the Pass-Through Rates for the Group I Certificates (other than the Class AF-1 Certificates) with respect to which the Group I Net Rate (or Group II Net Rate, as applicable) applies; and

          (viii) for each Distribution Date during the Funding Period, the Pre-Funded Amount allocable to each Group.

     (b) On each Distribution Date, based on information provided by the Servicer, the Master Servicer will distribute or cause to be distributed to the Depositor, each Holder, the Underwriters, the Rating Agencies and the Trustee, together with the information described in subsection (a) preceding, the following information with respect to each Mortgage Loan Group in hard copy:

          (i) the number and aggregate principal balances of Mortgage Loans in each Group (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent, as of the close of business as of the end of the related prepayment period;

          (ii) the percentage that each of the Scheduled Principal Balances set forth pursuant to clauses (a), (b) and (c) of paragraph (i) above represent with respect to all Mortgage Loans in each Group;

          (iii) the number and Scheduled Principal Balance of all Mortgage Loans in each Group in foreclosure proceedings as of the close of business as of the end of the related Prepayment Period and in the immediately preceding Prepayment Period;

          (iv) the number of Mortgagors and the Scheduled Principal Balances of Mortgage Loans in each Group involved in bankruptcy proceedings as of the close of business as of the end of the related Prepayment Period;

          (v) the aggregate number and aggregate book value of any REO Property in each Group as of the close of business as of the end of the related Prepayment Period; and

          (vi) the number and amount by principal balance of 60+ Day Delinquent Loans in each Group, in each case by Servicer and as of the end of the related Prepayment Period.

     (c) All allocations made by the Trustee shall be based on information the Trustee receives from the Master Servicer which the Trustee shall be protected in relying on.

     (d) At the request of any Holder of any Private Certificate and a prospective purchaser of a Private Certificate designated by any such Holder, the Master Servicer on behalf of the Depositor will furnish to such persons a copy of the Confidential Private Placement Memorandum, prepared by the Depositor with respect to the private offering of such Certificates and copies of the reports required to be furnished to Certificateholders pursuant to Section 3.04 hereof for the preceding two years (or such shorter period commencing June 1, 2000) pursuant to Section 5.05 of the Standard Terms.

                                  Article IV

                               The Certificates

     Section 4.01.  The Certificates.

     The Certificates shall be designated generally as the Mortgage Loan Asset Backed Certificates, Series 2000-2. The aggregate principal amount of Certificates that may be executed and delivered under this Agreement is limited to $740,000,001, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.04 or 5.06 of the Standard Terms. The following table sets forth the Classes of Certificates, the initial Certificate Principal Balance for each such Class and the CUSIP number for each Class:

                                 Initial Certificate
                 Class            Principal Balance          CUSIP

          Group I - Fixed Rate Mortgage Loans

                 AF-1               $124,170,000           805564FT3

                 AF-2               $ 63,243,000           805564FU0

                 AF-3               $ 74,120,000           805564FV8

                 AF-4               $ 64,245,000           805564FW6

                 AF-5               $ 52,732,000           805564FX4

                 AF-6               $ 48,998,000           805564FY2

                 MF-1               $ 26,949,000           805564FZ9

                 MF-2               $ 13,964,000           805564GA3

                 BF-1               $ 12,005,000           805564GB1

                 BF-2               $  9,554,202           805564GC9

                 PF-1               $         50


          Group II - Adjustable Rate Mortgage Loans

                 AV-1               $209,767,000           805564GD7

                 MV-1               $ 16,251,000           805564GE5

                 MV-2               $ 12,000,000           805564GF2

                 BV-1               $  6,126,000           805564GG0

                 BV-2               $  5,875,798           805564GH8

                 PV-1               $         50

                 A-IO                    (1)               805564GJ4

                 C                       (2)

                 R                       (3)
_____________________
(1) The Class A-IO Certificates have no stated principal balance and are not entitled to any scheduled distributions of principal.

(2) The Class C Certificates have no stated principal balance or Pass-Through Rate and are entitled to receive the Class C Distribution Amount.

(3) The Class R Certificates have no stated principal balance or Pass-Through Rate and are not entitled to any scheduled distributions of principal or interest.

     Section 4.02.  Denominations.

     The Book-Entry Certificates shall be registered as one or more certificates in the name of the Clearing Agency or its nominee. Beneficial interests in the Book-Entry Certificates shall be held by the Beneficial Owners thereof through the book-entry facilities of the Clearing Agency as described herein, in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof in the case of the Public Certificates. So long as the Private Certificates are Book-Entry Certificates, each Person which becomes a Beneficial Owner of Private Certificates will be deemed to make the representations and agreements set forth in the form of Rule 144A Agreement-QIB Certification attached as Exhibit D to the Standard Terms, and to indemnify the Depositor, the Trustee and the Master Servicer against any liability that may result if any transfer of a Private Certificate by such person is not exempt from registration under the Securities Act and all applicable state securities laws or is not made in accordance with such federal and state laws. The Class C and Class R Certificates shall be issued in certificated, fully-registered form in minimum Percentage Interests of 25% and integral multiples of 1% in excess thereof, except that two Class R Certificates may be issued in different denominations.

                                   Article V

                           Miscellaneous Provisions

     Section 5.01.  Request for Opinions.

     (a) The Depositor and the Master Servicer hereby request and authorize McGuire, Woods, Battle & Boothe LLP, as their counsel in this transaction, to issue on behalf of the Depositor and the Master Servicer such legal opinions to the Trustee and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust or
(ii) requested by the Trustee, any Rating Agency or their respective counsels.

     (b) The Trustee hereby requests and authorizes its counsel to issue on behalf of the Trustee such legal opinions to the Depositor, the Master Servicer, and each Rating Agency as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

     Section 5.02.  Form of Certificates; Schedules and Exhibits; Governing Law.

     (a) The Certificates shall be substantially in the respective forms set forth in the Exhibits hereto. All Certificates shall be dated the date of their execution.

     (b) Each of the Schedules and Exhibits attached hereto or referenced herein is incorporated herein by reference as contemplated by the Standard Terms.

     (c) In accordance with Section 11.04 of the Standard Terms, this Agreement shall be construed in accordance with and governed by the laws of the State, without regard to any conflicts of laws principles thereof.

     (d) Notwithstanding Section 5.05(a) of the Standard Terms, Class C and Class R Certificates shall only be transferable to an affiliate of the Depositor or a Qualified Institutional Buyer.

     Section 5.03.  Optional Termination.

     (a) On any Master Servicer Remittance Date on or after the Initial Optional Termination Date, the Master Servicer may determine to purchase and may cause the purchase from the Trust of all (but not fewer than all) Mortgage Loans and all property theretofore acquired in respect of any Mortgage Loan by foreclosure, deed in lieu of foreclosure, or otherwise then remaining in the Trust Estate at a price equal to 100% of the aggregate Scheduled Principal Balances of the Mortgage Loans (including any REO Property) as of the day of purchase minus amounts remitted from the Master Servicer Custodial Account to the Asset Proceeds Account representing collections of principal on the Mortgage Loans during the current Remittance Period, plus one month's interest on such amount, plus in all cases all accrued and unpaid Servicing Fees and Master Servicing Fees plus the aggregate amount of any unreimbursed Advances and any Advances which the Servicer or the Master Servicer has theretofore failed to remit; but in any event such purchase amount shall be sufficient to retire all Group I and Group II Certificates in full. In connection with such purchase, the Master Servicer shall remit to the Trustee all amounts then on deposit in the Master Servicer Custodial Account for deposit to the Asset Proceeds Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

     (b) The Master Servicer shall direct the Trustee to adopt and the Trustee shall adopt, as to each REMIC established hereunder, a plan of complete liquidation as contemplated by Section 860F(a)(4) of the Code and as prepared by the Master Servicer, and shall provide to the Trustee an Opinion of Counsel experienced in federal income tax matters acceptable to the Trustee to the effect that such purchase and liquidation constitutes, as to each REMIC, a Qualified Liquidation. In addition, the Master Servicer shall provide to the Trustee an Opinion of Counsel acceptable to the Trustee to the effect that such purchase and liquidation does not constitute a preference payment pursuant to the United States Bankruptcy Code.

     (c) Promptly following any purchase described in this Section 5.04, the Trustee will release the Trustee Mortgage Loan File to the Master Servicer or otherwise upon its order.

     Section 5.04. Master Servicer; Certificate Registrar, Paying Agent and Calculation Agent

     (a)  Saxon Mortgage, Inc. is hereby appointed as Master Servicer hereunder.

     (b) Bankers Trust Company is hereby appointed as Certificate Registrar, Paying Agent, and Calculation Agent. As Calculation Agent, Bankers Trust Company will be responsible for calculating and distributing to holders of Certificates on a timely basis all amounts of principal and interest on each Distribution Date and for (i) preparing and distributing on a timely basis all related payment distribution statements to Holders of Certificates, (ii) preparing and filing on a timely basis with the Securities and Exchange Commission all required reports under the Securities Exchange Act of 1934 relating to the Trust and (iii) preparing and distributing on a timely basis all reports required by Sections 3.04 and 3.05 of this Agreement.

     Section 5.05.  Master Servicer Termination Triggers

     (a) Notwithstanding anything to the contrary contained in the Standard Terms, in the event that Total Expected Losses (as defined below) exceed either the Group I Master Servicer Termination Trigger (as defined below) or the Group II Master Servicer Termination Trigger (as defined below), the Trustee shall, at the direction of the Holders of Certificates entitled to at least 51% of the Voting Rights, by notice in writing to the Master Servicer, terminate all the rights and obligations of the Master Servicer under the Trust Agreement, other than its rights as a Certificateholder. On and after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under the Trust Agreement shall pass to and be vested in the Trustee pursuant to and under Section 7.02 of the Standard Terms. For purposes of this Section 5.04, the following terms shall have the meanings set forth below.

     "Group I Master Servicer Termination Trigger": On any determination date
(i) on or prior to March 25, 2006, if the Total Expected Losses of the Mortgage Loans for Group I exceeds 8.00% of the Assumed Principal Balance for Group I as of the Closing Date and (ii) after March 25, 2006, but on or prior to June 25, 2010, if the Total Expected Losses of the Mortgage Loans for Group I exceed 12.00% of the Assumed Principal Balance for Group I as of the Closing Date.

     "Group II Master Servicer Termination Trigger": On any determination date
(i) on or prior to March 25, 2006, if the Total Expected Losses of the Mortgage Loans for Group I exceeds 10.50% of the Assumed Principal Balance for Group I as of the Closing Date and (ii) after March 25, 2006, but on or prior to June 25, 2010, if the Total Expected Losses of the Mortgage Loans for Group I exceed 15.75% of the initial Assumed Principal Balance for Group I as of the Closing Date.

     "Total Expected Losses": On any determination date, the sum of (i) the cumulative Realized Losses from the Closing Date through and including such determination date and (ii) the Delinquency Calculation.

     "Delinquency Calculation":  On any determination date, the sum of

          (i) the aggregate principal balance of the Mortgage Loans that are 30-59 days delinquent multiplied by 25% and then multiplied by 43%;

          (ii) the aggregate principal balance of the Mortgage Loans that are 60-89 days delinquent multiplied by 50% and then multiplied by 43%; and

          (iii) the aggregate principal balance of the Mortgage Loans that are 90 days or more delinquent (including bankruptcy, foreclosure and REO properties) multiplied by 43%.

     IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of June 1, 2000.


                         SAXON ASSET SECURITIES COMPANY



                         By:  /s/ Bradley D. Adams
                           -------------------------------------
                              Bradley D. Adams, Vice President



                         SAXON MORTGAGE, INC.

                              as Master Servicer



                         By:  /s/ Bradley D. Adams
                           --------------------------------------
                              Bradley D. Adams, Vice President



                         BANKERS TRUST COMPANY

                              as Trustee



                         By:  /s/ Barbara Campbell
                            -----------------------------------
                              Barbara Campbell, Assistant Secretary

CITY OF RICHMOND                )

                                ) ss.:

COMMONWEALTH OF VIRGINIA        )


    The foregoing instrument was acknowledged before me June 14, 2000, by Bradley D. Adams, a Vice President of Saxon Asset Securities Company, a Virginia corporation, on behalf of the corporation.


                                 /s/ Patsy K. Childress
                                 _________________________________

                                 Notary Public


My Commission expires:  02/28/03
                       ---------

CITY OF RICHMOND              )

                              ) ss.:

COMMONWEALTH OF VIRGINIA      )



       The foregoing instrument was acknowledged before me on June 14, 2000, by Bradley D. Adams, Vice President of Saxon Mortgage, Inc., a Virginia corporation, on behalf of the corporation.

                                /s/ Patsy K. Childress
                               _____________________________

                               Notary Public


My Commission expires:  02/28/03
                        --------

CITY OF RICHMOND                  )

                                  ) ss.:

COMMONWEALTH OF VIRGINIA          )


       The foregoing instrument was acknowledged before me June 14, 2000, by Barbara Campbell, Assistant Secretary of Bankers Trust Company, a New York corporation, on behalf of the bank.


                                    /s/ Patsy K. Childress
                                  ____________________________

                                  Notary Public


My Commission expires:  02/28/03
                        --------

                                  Schedule I

                                Mortgage Loans
                                --------------



A.   Group I Mortgage Loans.

B.   Group II Mortgage Loans.

                                  Schedule II

                                Sales Agreement
                                ---------------

                                       65